[POWER PORTFOLIO LOGO]

                                 ANNUAL REPORT
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                               December 31, 1996

Dear Valued Customer:

I am pleased to present the annual report for the investment portfolios available through GNA's Power Portfolio Variable Annuity. This report includes a discussion from each portfolio manager of financial market activity during the past twelve months, the positive and negative impacts of recent economic developments on investment returns, and each portfolio manager's current market perspective and economic outlook. This report also contains financial statements and financial highlights for each of the investment portfolios.

I encourage you to regularly review your Power Portfolio Variable Annuity account to ensure your investment allocation continues to satisfy your investment objectives. The investment professionals representing the Power Portfolio are available to assist you with your portfolio evaluations.

Please call the GNA Variable Annuity Service Center at 1-800-455-0870, Monday-Friday, 8:45 AM - 5:15 PM with questions or comments about this report.

Thank you for investing with GNA.

Sincerely,

Scott A. Curtis
Vice President

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   THE POWER PORTFOLIO VARIABLE ANNUITY IS OFFERED BY GNA DISTRIBUTORS, INC.
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2                                               Power Portfolio Variable Annuity
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                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Letter from the Vice President..........................................    1
Table of Contents.......................................................    2
GNA VARIABLE SERIES TRUST
  Listing of Trustees and Officers......................................    3
  Adviser's Market Review...............................................    5
  Sub-Adviser Commentaries and Performance Graphs
     GNA Growth Portfolio...............................................    6
     GNA Value Portfolio................................................    8
     GNA Government Portfolio...........................................   11
     GNA Adjustable Rate Portfolio......................................   13
  Notes to Performance..................................................   17
  Investment Portfolios.................................................   18
  Financial Statements..................................................   34
  Financial Highlights..................................................   38
  Notes to Financial Statements.........................................   40
  Report of Independent Accountants.....................................   46
  Tax Information.......................................................   47
VARIABLE INVESTMENT TRUST
  Listing of Trustees and Officers......................................   48
  Adviser Commentaries and Performance Graphs
     GE U.S. Equity Portfolio...........................................   49
     GE International Equity Portfolio..................................   51
     GE Fixed Income Portfolio..........................................   53
     GE Money Market Portfolio..........................................   55
  Notes to Performance..................................................   57
  Investment Portfolios.................................................   58
  Financial Statements..................................................   82
  Financial Highlights..................................................   86
  Notes to Financial Statements.........................................   88
  Report of Independent Accountants.....................................   94

  This report is prepared for Certificateholders of the Power Portfolio and the Paragon Power Portfolio Variable Annuities. It is not authorized for use as an offer of sale or a solicitation of an offer to buy the Power Portfolio Variable Annuity unless accompanied or preceded by the annuity's current prospectus and the current prospectuses of the portfolios available for investment thereunder.
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GNA Variable Series Trust                                                      3
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                     GNA VARIABLE SERIES TRUST MUTUAL FUNDS

 GROWTH PORTFOLIO o VALUE PORTFOLIO o GOVERNMENT PORTFOLIO o ADJUSTABLE RATE
                                   PORTFOLIO

                                 Annual Report

TRUSTEES AND OFFICERS         SUB-ADVISERS                        ADVISER
  PIERCE T. LINDBERG                                                GNA CAPITAL MANAGEMENT, INC.
  Trustee                     ADJUSTABLE RATE PORTFOLIO             Seattle, Washington
  EDWARD R. MCMILLAN            STANDISH, AYER & WOOD, INC.
  Trustee                       Boston, Massachusetts             DISTRIBUTOR
  DOUGLAS H. PEDERSEN                                               GNA DISTRIBUTORS, INC.
  Trustee                     VALUE PORTFOLIO                       Seattle, Washington
  GEOFFREY S. STIFF             DUFF & PHELPS INVESTMENT
  Senior Vice President         MANAGEMENT CO.                    COUNSEL
  and Treasurer                 Chicago, Illinois                   GOODWIN, PROCTER & HOAR
  CHARLES A. KAMINSKI                                               Boston, Massachusetts
  Senior Vice President       GROWTH PORTFOLIO
  VICTOR C. MOSES               VALUE LINE, INC.                  CUSTODIAN & TRANSFER AGENT
  Senior Vice President         New York, New York                  STATE STREET BANK AND
  THOMAS W. CASEY                                                   TRUST COMPANY
  Vice President                                                    Boston, Massachusetts
  JEROME R. POWERS
  Vice President                                                  INDEPENDENT ACCOUNTANTS
  STEPHEN N. DEVOS                                                  COOPERS & LYBRAND L.L.P.
  Vice President                                                    Boston, Massachusetts
  and Controller
  EDWARD J. WILES, JR.
  Vice President
  and Secretary
  SCOTT A. CURTIS
  Vice President
  J. NEIL MCMURDIE
  Assistant Vice President
  KARRI J. HARRINGTON
  Assistant Secretary





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4                                                      GNA Variable Series Trust
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                      (This Page Intentionally Left Blank)

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GNA Variable Series Trust                                                      5
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                            FINANCIAL MARKET REVIEW

                     GNA CAPITAL MANAGEMENT, INC., ADVISER

         During the year ended December 31, 1996, the financial markets continued to provide participants with a roller coaster ride that has been characteristic of the markets for the last few years.

         Market perception of the economy went from slowing growth at the end of 1995, to accelerating growth in the first half of 1996, to moderate growth in third quarter 1996, to an expectation of above trend growth in fourth quarter 1996. Annualized quarterly GDP growth rates of +0.30%, +2.00%, +4.70%, and +2.10% for fourth quarter 1995--third quarter 1996 retrospectively substantiated market perceptions. Meanwhile, inflation, as measured by the year-over-year change in the Consumer Price Index, moved up from +2.50% in December 1995 to +3.30% in December 1996.

         Because of the close connection between economic growth, inflation expectations and interest rates, the bond market had a volatile year. For example, the 5-year Treasury yield started the period at 5.37%, declined to 5.13% in mid-February, rose to 6.85% in mid-June, declined to 5.83% in late-November, and then rose to 6.21% at year end. Bond prices, which move in the opposite direction of interest rates, mirrored these rate movements. In this environment, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +3.63%, as bond price declines somewhat offset coupon income for the year.

            In the equity markets, stock prices were propelled higher by increasing corporate profits and optimistic inflation expectations. Major market indices moved to record highs periodically throughout the year, while individual stocks that reported disappointing earnings suffered immediate and sharp declines. In this environment, the stock market, as measured by the S&P 500 Stock Index, had a total return of +23%, well above its long-term average.

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
6                                 GNA Variable Series Trust-GNA Growth Portfolio
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                     FROM THE GROWTH PORTFOLIO SUB-ADVISER

                                VALUE LINE, INC.
                       PORTFOLIO MANAGER: ALAN N. HOFFMAN

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. Calendar 1996 was a very good year for stocks. Though no one expected a duplication of the extraordinary returns of 1995, the year started off with a bang. The market did take a "breathing spell" in the summer, but since then the broad market has gone almost straight up, setting record after record on the major market indexes. However, certain sectors of the market didn't participate in lockstep with the overall updraft.

       Q. WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST SIX AND TWELVE MONTH PERIODS?

       A. In general, the Portfolio performed well during the past six and twelve months, with returns surpassing those of most indexes. As stated above, we did have some short-term turbulence in some sectors, including technology (which was largely responsible for the summer downturn, and which ran into a headwind again after Thanksgiving) and financial services (which responded negatively to rising interest late in the year).

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. We maintain a constructive outlook for both the economy and the financial markets during 1997. In addition to our forecast for a slow-growth economic environment, we continue to believe that inflation will remain benign, with the core levels of both wholesale and consumer inflation expected at 2.5-3.0%. As investors regain confidence in the sluggish disposition of the economy, we expect that bond yields will ease to the 6.00% level (or perhaps slightly lower) during 1997. Along with our outlook for modest corporate profit growth, that translates into an upside objective for the Dow Jones Industrial Average in the low-7,000 area.

       Q. HOW HAVE YOU POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. We continue to focus on sectors that can produce above-trendline revenue and profit growth over the next year, including technology, financials, healthcare, and energy. If our upside objectives for the Dow are met, we believe that a rolling rotation may ensue during the year, in which investors lock in profits from large-cap stocks and seek out undervalued smaller caps, which have generally produced excellent earnings gains but have dramatically underperformed the large caps over the past several months.

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GNA Variable Series Trust-GNA Growth Portfolio                                 7
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                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                         17.48%         25.18%


             GNA      Morningstar      S&P 500
            Growth    Growth Fund       Stock
          Portfolio     Average         Index

1/3/95      10,000       10,000         10,000
  1/95      10,120       10,160         10,260
  2/95      10,564       10,444         10,658
  3/95      10,819       10,737         10,974
  4/95      11,001       10,949         11,293
  5/95      11,317       11,252         11,739
  6/95      12,110       11,740         12,015
  7/95      12,951       12,326         12,415
  8/95      13,006       12,434         12,448
  9/95      13,451       12,772         12,970
 10/95      13,259       12,558         12,925
 11/95      13,579       13,026         13,493
 12/95      13,336       13,094         13,743
  1/96      13,677       13,355         14,216
  2/96      13,940       13,822         14,490
  3/96      13,966       13,822         14,490
  4/96      14,317       14,308         14,703
  5/96      14,848       14,681         15,082
  6/96      14,245       14,451         15,144
  7/96      13,513       13,576         14,470
  8/96      14,242       14,101         14,777
  9/96      15,406       14,889         15,607
 10/96      15,301       14,958         16,038
 11/96      16,228       15,813         17,249
 12/96      15,657       15,631         16,927

Performance of a $10,000 investment since inception of the GNA Growth Portfolio -- (1/3/95)

Past performance is not indicative of future results. See Notes to Performance (page 17).

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8                                  GNA Variable Series Trust-GNA Value Portfolio
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                      FROM THE VALUE PORTFOLIO SUB-ADVISER

                    DUFF & PHELPS INVESTMENT MANAGEMENT, CO.
                     PORTFOLIO MANAGER: JEFFREY E. SIMMONS

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. The stock market experienced another good year with the S&P 500 up 23% for the year and 11.7% over the six months ended December 31, 1996. The past six months could be characterized as a turbulent period in which the equity markets experienced a flight to quality based on concerns regarding economic growth and inflation. While the markets experienced a modest correction, ranging from 3-9% in July, markets recovered in August and September as signs of slower economic growth became more evident. The market finished off the year strongly in the fourth quarter as investors cheered the results of the November elections and the continuing good economic news.

       Q.  WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST SIX AND TWELVE
       MONTHS?

       A. We have reduced the number of stocks in the Portfolio, and have taken larger positions in companies for which we have a high degree of confidence. These larger positions have, for the most part benefited the Portfolio (General Electric, Chase Manhattan, Gillette and National City).

            The best and worst performing stocks held throughout the year and past six months were:

                  12 Months                                             6 Months
---------------------------------------------     -----------------------------------------------------
       Best                     Worst                      Best                        Worst
-------------------     ---------------------     ----------------------     --------------------------
Intel         +131%     Mobil            +13%     Intel             +79%     Pepsi-Co               -7%
Microsoft     + 88%     Morton           +15%     Compaq            +51%     American Home Product  -6%
MBNA          + 73%     AIG              +17%     MBNA              +47%     Deere                  -2%
Compaq        + 55%     Masco            +18%     Microsoft         +38%     Eastman Kodak          +1%
Gillette      + 51%     Pitney Bowes     +20%     National City     +30%     Oracle                 +6%

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. Our outlook for GDP growth is 2.5% in 1997, in line with the estimated rate for 1996. We expect corporate profits to slow from an estimated 14% in 1996 to about 8% in 1997. We expect inflation to remain in the 3-3.5% range for 1997 compared to 3.3% for 1996. The Federal Reserve appears to be on hold with regard to interest rates for the first half of 1997; however, this is far from a certainty.

            In our judgment, as this is written, the stock market is currently slightly under-valued relative to the fixed income markets. We expect investors will continue to shift toward high quality companies with consistent earnings growth prospects as profit growth slows in 1997.

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GNA Variable Series Trust-GNA Value Portfolio                                  9
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       Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR
       MARKET OUTLOOK?

       A. We have a modest overweighting in the defensive sector, mainly in the drug and household product industries. Drug companies should benefit from strong new product pipelines, favorable demographics and less turmoil on the legislative front. The household product companies we own should produce consistent earnings and dividend growth in 1997 (Kimberly-Clark, Avon Products, Gillette and Procter & Gamble). We increased our overweighting in cyclicals recently as this sector historically has performed well early in the year. We have focused on diversified industrial companies and avoided some of the deeper cyclical areas such as aluminum and steel companies.

            We are significantly underweighted in the interest sensitive sector because of our lack of representation in the utility industries. Due to deregulation and other legislative issues, we continue to be uncomfortable with the earnings and dividend outlook for these companies and anticipate continuing to be underweight in utilities. However, within the interest sensitive sector, we do remain attracted to some bank stocks. Chase Manhattan remains a significant position in the Portfolio. Chase continues to benefit from improving fundamentals and cost cutting resulting from its merger with Chemical Bank. Finally, we are about equally weighted in the energy sector and slightly underweighted in the technology sector. Energy companies offer attractive yields, but with our outlook for falling energy prices our enthusiasm is muted. Within technology, we continue to hold the high quality market leaders such as Intel and Microsoft.

            We anticipate that our emphasis on large capitalization, high quality companies with consistent earnings growth prospects will result in strong relative performance going forward. Also, we believe that our strategy of reducing the number of holdings and increasing positions in stocks in which we have the highest degree of confidence will benefit the Portfolio.

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10                                 GNA Variable Series Trust-GNA Value Portfolio
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                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                         22.29%         24.95%

                    S&P 500         GNA          Morningstar
                     Stock         Value        Equity Income
                     Index       Portfolio      Fund Average

       1/3/95       10,000        10,000          10,000
         1/95       10,260        10,193          10,192
         2/95       10,658        10,457          10,517
         3/95       10,974        10,624          10,755
         4/95       11,293        10,925          10,993
         5/95       11,739        11,244          11,328
         6/95       12,015        11,355          11,451
         7/95       12,415        11,655          11,742
         8/95       12,448        11,639          11,852
         9/95       12,970        12,153          12,247
        10/95       12,925        12,171          12,122
        11/95       13,493        12,581          12,644
        12/95       13,743        12,768          12,959
         1/96       14,216        13,070          13,262
         2/96       14,490        13,195          13,377
         3/96       14,490        13,233          13,554
         4/96       14,703        13,449          13,686
         5/96       15,082        13,771          13,892
         6/96       15,144        13,751          13,928
         7/96       14,470        13,236          13,440
         8/96       14,777        13,517          13,784
         9/96       15,607        14,548          14,298
        10/96       16,038        14,940          14,626
        11/96       17,249        16,003          15,435
        12,96       16,927        15,611          15,373


Performance of a $10,000 investment since inception of the GNA Value Portfolio -- (1/3/95)

Past performance is not indicative of future results. See Notes to Performance (page 17).

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GNA Variable Series Trust-GNA Government Portfolio                            11
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                     FROM THE GOVERNMENT PORTFOLIO ADVISER

                          GNA CAPITAL MANAGEMENT, INC.
                     PORTFOLIO MANAGER: CHARLES A. KAMINSKI

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. 1996 broke ranks with recent year's bond market performance. Unlike its recent predecessors, it spent the first half backing up (yields) only to reverse in the second half. Much of this can be attributed to the politics of 1996. During the first half of the year uncertainty grew. Going into the second half, more and more of that uncertainty disappeared with the markets verifying in November that the status quo was preferable to alternatives.

            Although stocks continued to rally into year end, bonds noticeably weakened in December. Tight employment and a pick up in wage inflation began to alter investor expectations for future inflation.

       Q.  WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST SIX AND TWELVE
       MONTHS?

       A. The Portfolio finished on a strong note given the back up in interest rates during December. The Government Portfolio, with an annual return of 3.38%, outperformed its peer groups, Morningstar Government Bond-General and the Lipper Intermediate Government universe, who had total returns of 2.45% and 2.44%, respectively. The Portfolio outperformed its market index, the Lehman Government Bond Index whose total return for the same twelve month period was 2.77%. Mortgage security spreads remained relatively unchanged for the year and gave the Portfolio full benefit of the incremental yield they offer over U.S. Treasury bonds. In addition, during the second quarter we shifted strategy to a more neutral outlook on rates because the forces moving rates appeared to be in balance. During this period of time we sold options to enhance income. This continued right through year-end.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. The bond market is being driven by two forces at this point in time: 1) "How fast is the economy growing?" and 2) "Will tight employment conditions fuel a jump in inflation?" Now that the new government is at work, optimism will grow on the balance budget front. Nevertheless, the Federal Reserve has already made reference to "irrational exuberance" in the stock market. This means that every piece of data coming out between now and the Federal Open Market Committee meetings in February and March will be scrutinized in an effort to predict whether the Federal Reserve will be forced to raise short rates to cool the economy. Right now, it appears to be a close call.

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12                            GNA Variable Series Trust-GNA Government Portfolio
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       Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR
       MARKET OUTLOOK?

       A. We continue to maintain a neutral position on interest rates and will continue to sell options to capture incremental income. Should the 30-year Treasury bond approach 7.0%, we will begin to extend the Portfolio in anticipation of lower rates. The fragility of the Japanese financial system continues to be a wildcard and could modify our views greatly depending on what plays out there is this the second year of the engineered "work-out."

                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                          3.38%         9.55%

                   GNA            Lehman         Morningstar
                Government      Government      Government Bond--
                Portfolio       Bond Index    General Fund Average

       1/3/95    10,000         10,000             10,000
         1/95    10,174         10,186             10,155
         2/95    10,412         10,405             10,352
         3/95    10,487         10,471             10,404
         4/95    10,604         10,608             10,518
         5/95    10,946         11,035             10,845
         6/95    10,984         11,120             10,905
         7/95    10,982         11,079             10,878
         8/95    11,103         11,209             10,990
         9/95    11,198         11,316             11,079
        10/95    11,332         11,488             11,211
        11/95    11,455         11,667             11,354
        12/95    11,597         11,833             11,490
         1/96    11,677         11,905             11,552
         2/96    11,483         11,662             11,365
         3/96    11,396         11,566             11,290
         4/96    11,334         11,492             11,230
         5/96    11,325         11,472             11,205
         6/96    11,463         11,620             11,318
         7/96    11,494         11,649             11,344
         8/96    11,499         11,624             11,329
         9/96    11,688         11,816             11,490
        10/96    11,916         12,076             11,696
        11/96    12,081         12,287             11,865
        12/96    11,990         12,161             11,771

Performance of a $10,000 investment since inception of the GNA Government Portfolio -- (1/3/95)

Past performance is not indicative of future results. See Notes to Performance (page 17).

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GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       13
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                 FROM THE ADJUSTABLE RATE PORTFOLIO SUB-ADVISER

                          STANDISH, AYER & WOOD, INC.
                        PORTFOLIO MANAGER: LORI DRISCOLL

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. Most of the interest rate rise in 1996 occurred in the first half of the year. Rates peaked by mid year, with a stable third quarter, followed by a rally at the end of the year. For the full year, yield levels rose about 70-80 basis points. However, yields on short Treasuries (one year and under) rose considerably less. The one year bill only moved up approximately 35 basis points. Driving the upward trend in rates this past year has been a change in expectations regarding the Federal Reserve's monetary policy. With signs of renewed economic growth, rising interest rates reflected the risk of higher inflation. Given tighter labor markets, wage pressure concerns remain in the forefront. Offsetting some inflationary pressures have been improved productivity, declining benefit costs and a stronger U.S. dollar. Looking ahead, some of the unresolved risks for the U.S. bonds remain Treasury purchases from foreigners and the unprecedented levels in stocks. While the implication of these risks are not clear, it is likely the Fed will not raise rates to keep inflation from rising until growth prospects strengthen in the coming year.

       Q.  WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST SIX AND TWELVE
       MONTHS?

       A. In the moderately higher interest rate environment during 1996, adjustable rate mortgages performed favorably. Absent a Fed tightening move, short term rates rose considerably less than longer term yields. Thus, the risk that the upward coupon adjustment of ARMs would be restricted by their annual caps did not come into play. Yield spreads in the ARM sector narrowed versus Treasuries as diminished cap risk and declining volatility benefited returns. Also contributing to the favorable performance of ARMs has been positive supply and demand conditions. With relatively attractive incremental spread over Treasuries, ARMs have attracted demand from investors looking for high quality short duration assets. On the supply front, ARM issuance has been fairly stable due to both a slowdown in refinancing activity and borrowers' attraction to 30 year fixed rate mortgages.

            Portfolio returns benefited from the tightening trend in ARMs during the past year. The Portfolio's ARM position maintained a slight bias toward GNMA ARMs with an incremental yield advantage over FHLMC and FNMA ARMs. However, as rates rose, the latter benefited from a generally shorter duration than the GNMA ARM sector. Other spread product in the Portfolio, such as asset backed securities and fixed rate mortgages, also experienced a similar narrowing of yield spreads. In total, a favorable spread environment and incremental yield advantage over Treasuries enhanced the Portfolio's returns in 1996.

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
14                       GNA Variable Series Trust-GNA Adjustable Rate Portfolio
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       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. On the economic front, we continue to closely monitor the momentum of economic growth. If job growth strengthens, pushing the unemployment rate ever lower, there could be increasing wage inflation pressures, ultimately pushing the Fed toward a tighter monetary stance. Moderating this concern is the strength of the U.S. dollar which has longer term bullish implications in slowing export growth and low inflation. The weakness in global economies will also likely moderate U.S. growth. Points of concern continue to be the uncertainty surrounding foreign purchases of U.S. Treasuries and the lofty stock market levels. Overall, we expect growth to moderate, particularly given the already high debt level of consumers. In this scenario, relatively low inflation levels should persist and interest rates could move moderately lower from 1996's year end levels.

       Q. HOW HAVE YOU POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. In 1997, if interest rates move moderately in either direction, spread sectors should perform favorably. While spreads are not likely to compress to the degree experienced in 1996, sector returns should benefit from their incremental yield advantage over Treasuries. If the very short end of the yield curve remains steep, there is also value to be added from the incremental return in rolling down the yield curve. The Portfolio currently uses both Treasuries and call protected asset backeds to enhance roll return. Barring a Fed tightening move and its negative cap risk implications, our outlook for the adjustable rate mortgage sector remains favorable. Relative to Treasuries, the sector offers the benefits of an attractive yield advantage and short duration to high quality investors. In the coming year, we expect stable spread sectors will continue to benefit portfolio returns.

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GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       15
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                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                          5.60%         8.55%

                   GNA            Lehman           Morningstar
             Adjustable Rate     Brothers        Government Bond--
                Portfolio       ARM Index        ARM Fund Average

       1/3/95    10,000         10,000               10,000
         1/95    10,120         10,166               10,013
         2/95    10,270         10,370               10,102
         3/95    10,429         10,420               10,166
         4/95    10,490         10,531               10,216
         5/95    10,713         11,701               10,319
         6/95    10,761         11,745               10,310
         7/95    10,754         11,784               10,324
         8/95    10,843         10,850               10,378
         9/95    10,919         10,927               10,397
        10/95    10,999         10,994               10,365
        11/95    11,083         11,088               10,431
        12/95    11,149         11,172               10,467
         1/96    11,226         11,250               11,527
         2/96    11,220         11,275               10,528
         3/96    11,199         11,295               10,545
         4/96    11,208         11,310               10,574
         5/96    11,246         11,343               10,606
         6/96    11,321         11,423               10,667
         7/96    11,367         11,479               10,708
         8/96    11,423         11,548               10,754
         9/96    11,516         11,637               10,829
        10/96    11,646         11,770               10,917
        11/96    11,733         11,883               10,993
        12/96    11,769         11,921               11,010

Performance of a $10,000 investment since inception of the GNA Adjustable Rate Portfolio -- (1/3/95)

Past performance is not indicative of future results. See Notes to Performance (page 17).

--------------------------------------------------------------------------------

16                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

GNA Variable Series Trust                                                     17
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE

  Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal values will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  Total returns include the effect of deducting each Portfolio's expenses, but do not include charges and expenses attributable to the Power Portfolio Variable Annuity. If total returns included the effects of these charges and expenses, the performance figures for each Portfolio would have been lower. Please review the Power Portfolio Variable Annuity prospectus for information on the relevant charges and expenses. Additionally, the Adviser has agreed to waive or limit certain expenses as described in detail in each Portfolio's prospectus. Had the Adviser not absorbed a portion of expenses, total returns would have been lower.

  The Lehman Government Bond Index, S&P 500 Stock Index and the Lehman Brothers ARM Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume reinvestment of net dividends.

  The views expressed in this report reflect those of the Adviser and Sub-Advisers only through December 31, 1996, the end of the period of this report. The Adviser's and Sub-Advisers' views are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------

18                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
COMMON STOCKS                                                              93.7
BASIC INDUSTRIES-6.4
CHEMICALS-4.4%
     Airgas, Incorporated (a).........................................                 7,200        158,400
     Millipore Corporation............................................                 3,000        124,125
     Monsanto Company.................................................                 3,400        132,175
     Praxair, Incorporated............................................                 3,000        138,375
                                                                                                -----------
                                                                                                    553,075
                                                                                                -----------
CONSTRUCTION-0.8%
     Texas Industries, Incorporated...................................                 2,000        101,250
                                                                                                -----------
CONTAINERS & GLASS-1.2%
     Sealed Air Corporation (a).......................................                 3,500        145,688
                                                                                                -----------
                                                                                                    800,013
                                                                                                -----------
CAPITAL GOODS-2.5
AGRICULTURAL MACHINERY-0.9%
     Deere & Company..................................................                 2,700        109,688
                                                                                                -----------
CONSTRUCTION & MINING EQUIPMENT-1.6%
     Dover Corporation................................................                 4,000        201,000
                                                                                                -----------
                                                                                                    310,688
                                                                                                -----------
CONGLOMERATES-2.8
     Danaher Corporation..............................................                 4,600        214,475
     Thermo Electron Corporation......................................                 3,150        129,938
                                                                                                -----------
                                                                                                    344,413
                                                                                                -----------
CONSUMER BASICS-18.3
DRUGS & HEALTH CARE-15.0%
     Amgen, Incorporated (a)..........................................                 2,600        141,375
     Boston Scientific Corporation (a)................................                 2,100        126,000
     HBO & Company....................................................                 1,600         95,000
     HealthCare Compare Corporation (a)...............................                 2,200         93,225
     Invacare Corporation.............................................                 4,800        132,000
     Johnson & Johnson................................................                 2,200        109,450
     Medtronic, Incorporated..........................................                 2,600        176,800
     Merck & Company, Incorporated....................................                 1,600        126,800
     Omnicare, Incorporated...........................................                 3,600        115,650
     Oxford Health Plans, Incorporated (a)............................                 2,900        169,831
     Pfizer, Incorporated.............................................                 2,000        165,750

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Growth Portfolio                                19
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
     Schering Plough Corporation......................................                 2,000        129,500
     Stryker Corporation..............................................                 5,600        167,300
     U.S. Surgical Corporation........................................                 3,000        118,125
                                                                                                -----------
                                                                                                  1,866,806
                                                                                                -----------
FOOD & BEVERAGES-0.9%
     Coca-Cola Company................................................                 2,200        115,775
                                                                                                -----------
HOUSEHOLD PRODUCTS-1.2%
     Tupperware Corporation...........................................                 2,800        150,150
                                                                                                -----------
RETAIL GROCERY-1.2%
     Great Atlantic & Pacific Tea, Incorporated.......................                 4,700        149,813
                                                                                                -----------
                                                                                                  2,282,544
                                                                                                -----------
CONSUMER DURABLE GOODS-1.7
AUTOMOBILES-1.7%
     Harley Davidson, Incorporated....................................                 4,400        206,800
                                                                                                -----------
CONSUMER NON-DURABLE GOODS-8.7
APPAREL & TEXTILES-2.0%
     Albany International Corporation.................................                 5,400        124,875
     Nike, Incorporated...............................................                 2,000        119,500
                                                                                                -----------
                                                                                                    244,375
                                                                                                -----------
COSMETICS & TOILETRIES-1.2%
     Gillette Company.................................................                 2,000        155,500
                                                                                                -----------
RETAIL TRADE-5.5%
     CompUSA, Incorporated (a)........................................                 6,000        123,750
     Dollar General Corporation.......................................                 3,843        122,976
     Gap, Incorporated................................................                 3,600        108,450
     Home Depot, Incorporated.........................................                 2,300        115,287
     Kohl's Corporation (a)...........................................                 2,800        109,900
     Petsmart, Incorporated (a).......................................                 4,800        105,000
                                                                                                -----------
                                                                                                    685,363
                                                                                                -----------
                                                                                                  1,085,238
                                                                                                -----------
CONSUMER SERVICES-3.0
HOTELS & RESTAURANTS-3.0%
     Hilton Hotels Corporation........................................                 4,000        104,500
     La Quinta Inns, Incorporated.....................................                 6,000        114,750
     McDonald's Corporation...........................................                 3,400        153,850
                                                                                                -----------
                                                                                                    373,100
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
ENERGY-2.1
DOMESTIC OIL-1.0%
     Louisiana Land & Exploration Company.............................                 2,200        117,975
                                                                                                -----------
GAS EXPLORATION-1.1%
     BJ Services Company (a)..........................................                 2,800        142,800
                                                                                                -----------
                                                                                                    260,775
                                                                                                -----------
FINANCE-14.2
BANKS-6.8%
     Bank of Boston Corporation.......................................                 2,100        134,925
     Citicorp.........................................................                 1,300        133,900
     Fifth Third Bancorp..............................................                 3,000        188,437
     Star Banc Corporation............................................                 2,000        183,750
     Zions Bancorp....................................................                 2,000        208,000
                                                                                                -----------
                                                                                                    849,012
                                                                                                -----------
FINANCIAL SERVICES-3.5%
     CUC International, Incorporated (a)..............................                 6,300        149,625
     Finova Group, Incorporated.......................................                 2,600        167,050
     Green Tree Financial Corporation.................................                 3,000        115,875
                                                                                                -----------
                                                                                                    432,550
                                                                                                -----------
INSURANCE-3.9%
     American International Group, Incorporated.......................                 1,200        129,900
     MGIC Investment Corporation......................................                 2,400        182,400
     SunAmerica, Incorporated.........................................                 4,000        177,500
                                                                                                -----------
                                                                                                    489,800
                                                                                                -----------
                                                                                                  1,771,362
                                                                                                -----------
GENERAL BUSINESS-7.0
BUSINESS SERVICES-4.4%
     First Data Corporation...........................................                 3,000        109,500
     FIserv, Incorporated (a).........................................                 5,400        198,450
     Omnicom Group....................................................                 2,800        128,100
     Robert Half International, Incorporated (a)......................                 3,400        116,875
                                                                                                -----------
                                                                                                    552,925
                                                                                                -----------
COMMUNICATION SERVICES-1.1%
     Cascade Communications Corporation (a)...........................                 1,900        104,737
     Loral Space & Communications (a).................................                 1,800         33,075
                                                                                                -----------
                                                                                                    137,812
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Growth Portfolio                                21
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
OFFICE FURNISHINGS & SUPPLIES-1.5%
     Danka Business Systems...........................................                 2,400         84,900
     Staples, Incorporated (a)........................................                 5,500         99,344
                                                                                                -----------
                                                                                                    184,244
                                                                                                -----------
                                                                                                    874,981
                                                                                                -----------
TECHNOLOGY-25.0
AEROSPACE-1.2%
     McDonnell Douglas Corporation....................................                 2,400        153,600
                                                                                                -----------
COMPUTERS & BUSINESS EQUIPMENT-9.5%
     3Com Corporation (a).............................................                 4,200        308,175
     Cabletron Systems, Incorporated (a)..............................                 2,400         79,800
     Ceridian Corporation (a).........................................                 2,700        109,350
     Cisco Systems, Incorporated (a)..................................                 2,000        127,250
     Dell Computer Corporation (a)....................................                 4,400        233,750
     EMC Corporation Massachusetts (a)................................                 3,600        119,250
     Hewlett Packard Company..........................................                 2,000        100,500
     Sun Microsystems, Incorporated (a)...............................                 4,000        102,750
                                                                                                -----------
                                                                                                  1,180,825
                                                                                                -----------
ELECTRONICS-3.3%
     Avnet, Incorporated..............................................                 2,000        116,500
     Intel Corporation................................................                 1,500        196,406
     Newbridge Networks Corporation (a)...............................                 3,400         96,050
                                                                                                -----------
                                                                                                    408,956
                                                                                                -----------
SOFTWARE-7.4%
     America Online, Incorporated (a).................................                10,800        359,100
     Computer Associates International, Incorporated..................                 2,400        119,400
     Microsoft Corporation (a)........................................                 1,800        148,725
     Oracle Systems Corporation (a)...................................                 3,225        134,644
     Parametric Technology Corporation (a)............................                 3,000        154,125
                                                                                                -----------
                                                                                                    915,994
                                                                                                -----------
TELECOMMUNICATION EQUIPMENT-3.6%
     ADC Telecommunications, Incorporated (a).........................                 5,600        174,300
     Andrew Corporation (a)...........................................                 2,400        127,350
     Tellabs, Incorporated (a)........................................                 4,000        150,500
                                                                                                -----------
                                                                                                    452,150
                                                                                                -----------
                                                                                                  3,111,525
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
TRANSPORTATION-1.0
RAILROADS & EQUIPMENT-1.0%
     Wisconsin Central Transportation Corporation (a).................                 3,000        118,875
                                                                                                -----------
UTILITIES-1.0
TELEPHONE-1.0%
     Cincinnati Bell, Incorporated....................................                 2,000        123,250
                                                                                                -----------
     Total Common Stocks
            (Cost $8,697,933).........................................                           11,663,564
                                                                                                -----------
MONEY MARKET MUTUAL FUNDS                                                   6.5
     The Seven Seas Series Money Market Fund [Class A]................               489,036        489,036
     The Seven Seas Series US Government Money Market Fund............               315,450        315,450
                                                                                                -----------
     Total Money Market Mutual Funds
            (Cost $804,486)...........................................                              804,486
                                                                        --------                -----------
SUMMARY
     Total investments
            (Cost $9,502,419) (b).....................................    100.2                  12,468,050
     Other assets and liabilities, net................................     (0.2)                    (26,385)
                                                                        --------                -----------
NET ASSETS............................................................    100.0                 $12,441,665
                                                                        --------                -----------
                                                                        --------                -----------

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Value Portfolio                                 23
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
COMMON STOCKS                                                                 99.7
BASIC INDUSTRIES-7.1
CHEMICALS-7.1%
     DuPont (EI) deNemours & Company.....................................                4,600        434,125
     Morton International, Incorporated..................................                2,600        105,950
     PPG Industries, Incorporated........................................                3,700        207,663
                                                                                                  -----------
                                                                                                      747,738
                                                                                                  -----------
CAPITAL GOODS-9.9
AGRICULTURAL MACHINERY-1.3%
     Deere & Company.....................................................                3,300        134,063
                                                                                                  -----------
ELECTRICAL EQUIPMENT-8.6%
     Emerson Electric Company............................................                4,300        416,025
     General Electric Company............................................                4,900        484,487
                                                                                                  -----------
                                                                                                      900,512
                                                                                                  -----------
                                                                                                    1,034,575
                                                                                                  -----------
CONGLOMERATES-3.8
     Minnesota Mining & Manufacturing Company............................                4,800        397,800
                                                                                                  -----------
CONSUMER BASICS-20.7
DRUGS & HEALTH CARE-11.9%
     American Home Products Corporation..................................                5,600        328,300
     Bristol Myers Squibb Company........................................                1,700        184,875
     Eli Lilly & Company.................................................                5,800        423,400
     Pfizer, Incorporated................................................                3,800        314,925
                                                                                                  -----------
                                                                                                    1,251,500
                                                                                                  -----------
FOOD & BEVERAGES-2.5%
     Campbell Soup Company...............................................                1,500        120,375
     PepsiCo, Incorporated...............................................                5,000        146,250
                                                                                                  -----------
                                                                                                      266,625
                                                                                                  -----------
HOUSEHOLD PRODUCTS-6.3%
     Kimberly Clark Corporation..........................................                4,300        409,575
     Procter & Gamble Company............................................                2,300        247,250
                                                                                                  -----------
                                                                                                      656,825
                                                                                                  -----------
                                                                                                    2,174,950
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24                                 GNA Variable Series Trust-GNA Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
CONSUMER DURABLE GOODS-3.9
AUTOMOBILES-3.9%
     General Motors Corporation..........................................                7,300        406,975
                                                                                                  -----------
CONSUMER NON-DURABLE GOODS-11.2
COSMETICS & TOILETRIES-5.4%
     Avon Products, Incorporated.........................................                5,000        285,625
     Gillette Company....................................................                3,600        279,900
                                                                                                  -----------
                                                                                                      565,525
                                                                                                  -----------
PHOTOGRAPHY-2.0%
     Eastman Kodak Company...............................................                2,700        216,675
                                                                                                  -----------
RETAIL TRADE-3.8%
     Dayton Hudson Corporation...........................................                7,100        278,675
     Walgreen Company....................................................                3,000        120,000
                                                                                                  -----------
                                                                                                      398,675
                                                                                                  -----------
                                                                                                    1,180,875
                                                                                                  -----------
CONSUMER SERVICES-0.8
AIR TRAVEL-0.8%
     AMR Corporation (a).................................................                  900         79,313
                                                                                                  -----------
ENERGY-9.4
INTERNATIONAL OIL-8.4%
     Exxon Corporation...................................................                3,500        343,000
     Mobil Corporation...................................................                2,500        305,625
     Royal Dutch Petroleum Company.......................................                1,400        239,050
                                                                                                  -----------
                                                                                                      887,675
                                                                                                  -----------
PETROLEUM SERVICES-1.0%
     Halliburton Company.................................................                1,700        102,425
                                                                                                  -----------
                                                                                                      990,100
                                                                                                  -----------
FINANCE-12.5
BANKS-9.1%
     Chase Manhattan Corporation.........................................                5,600        499,800
     National City Corporation...........................................               10,100        453,237
                                                                                                  -----------
                                                                                                      953,037
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Value Portfolio                                 25
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
FINANCIAL SERVICES-2.5%
     American Express Company............................................                2,200        124,300
     MBNA Corporation....................................................                3,400        141,100
                                                                                                  -----------
                                                                                                      265,400
                                                                                                  -----------
INSURANCE-0.9%
     American International Group, Incorporated..........................                  900         97,425
                                                                                                  -----------
                                                                                                    1,315,862
                                                                                                  -----------
GENERAL BUSINESS-0.9
NEWSPAPERS-0.9%
     Gannett Company, Incorporated.......................................                1,200         89,850
                                                                                                  -----------
SHELTER-3.2
CONSTRUCTION MATERIALS-3.2%
     Masco Corporation...................................................                9,400        338,400
                                                                                                  -----------
TECHNOLOGY-16.3
AEROSPACE-4.1%
     Boeing Company......................................................                4,000        425,500
                                                                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT-5.4%
     Cisco Systems, Incorporated (a).....................................                2,400        152,700
     Compaq Computer Corporation (a).....................................                1,600        118,800
     Pitney Bowes, Incorporated..........................................                5,500        299,750
                                                                                                  -----------
                                                                                                      571,250
                                                                                                  -----------
ELECTRONICS-3.5%
     Intel Corporation...................................................                2,300        301,156
     Micron Technology, Incorporated.....................................                2,300         66,988
                                                                                                  -----------
                                                                                                      368,144
                                                                                                  -----------
SOFTWARE-3.3%
     Microsoft Corporation (a)...........................................                2,800        231,350
     Oracle Systems Corporation (a)......................................                2,650        110,637
                                                                                                  -----------
                                                                                                      341,987
                                                                                                  -----------
                                                                                                    1,706,881
                                                                                                  -----------
     Total Common Stocks
            (Cost $8,938,073)............................................                          10,463,319
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26                                 GNA Variable Series Trust-GNA Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
MONEY MARKET MUTUAL FUNDS                                                      0.1
     The Seven Seas Series Money Market Fund [Class A]...................                7,764          7,764
     The Seven Seas Series US Government Money Market Fund...............                2,217          2,217
                                                                                                  -----------
     Total Money Market Mutual Funds
            (Cost $9,981)................................................                               9,981
                                                                           --------               -----------
SUMMARY
     Total investments
            (Cost $8,948,054) (b)........................................     99.8                 10,473,300
     Other assets and liabilities, net...................................      0.2                     20,888
                                                                           --------               -----------
NET ASSETS...............................................................    100.0                $10,494,188
                                                                           --------               -----------
                                                                           --------               -----------

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Government Portfolio                            27
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
LONG-TERM GOVERNMENT AND AGENCY SECURITIES                                  96.6
FEDERAL HOME LOAN MORTGAGE CORPORATION (A)(B)-32.8
     6.500%, with a maturity date of February 1, 2011....................              59,939        59,058
     7.000%, with various maturity dates to August 1, 2025...............           1,715,620     1,689,058
     8.000%, with various maturity dates to April 1, 2017................             545,060       560,529
     8.500%, with various maturity dates to July 1, 2010.................             336,404       348,798
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
            (Cost $2,608,427)............................................                         2,657,443
                                                                                                 ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION DEBENTURE-0.8
     8.250%, with a maturity date of June 1, 2016
            (Cost $72,192)...............................................              60,000        67,275
                                                                                                 ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (A)(B)(D)-8.3
     6.000%, with a maturity date of February 20, 2026...................              75,063        76,448
     6.500%, with a maturity date of February 20, 2023...................             271,685       276,438
     7.000%, with various maturity dates to December 20, 2024............             314,921       321,474
                                                                                                 ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $634,391)..............................................                           674,360
                                                                                                 ----------
UNITED STATES TREASURY BOND-6.3
     7.875%, with a maturity date of February 15, 2021
            (Cost $476,234)..............................................             450,000       508,640
                                                                                                 ----------
FEDERAL HOME LOAN BANK BONDS-5.6
     5.720%, with a maturity date of November 22, 2000 (e)...............             360,000       351,788
     7.640%, with a maturity date of May 8, 2002.........................             100,000       101,375
                                                                                                 ----------
     Total Federal Home Loan Bank Bonds
            (Cost $433,089)..............................................                           453,163
                                                                                                 ----------
FEDERAL FARM CREDIT BANK NOTES-11.4
     5.270%, with a maturity date of February 1, 1999....................             500,000       492,578
     8.600%, with a maturity date of May 30, 2006........................             400,000       429,376
                                                                                                 ----------
     Total Federal Farm Credit Bank Notes
            (Cost $934,594)..............................................                           921,954
                                                                                                 ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28                            GNA Variable Series Trust-GNA Government Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  REAL ESTATE MORTGAGE INVESTMENT CONDUITS [REMIC] (B)(C)-5.7
     6.000%, with a maturity date of March 25, 2019
       [Series 1993-136 Class PB]........................................              86,400        84,240
     6.500%, with a maturity date of September 25, 2018
       [Series 1992-150 Class GA]........................................             175,000       175,219
     7.000% with a maturity date of November 25, 2009
       [Series 1992-14 Class D]..........................................             175,000       175,765
     7.000%, with a maturity date of September 25, 2020
       [Series 1990-109 Class J].........................................              25,000        24,617
                                                                                                 ----------
     Total Federal National Mortgage Association
       Real Estate Mortgage Investment Conduits [REMIC]
            (Cost $456,999)..............................................                           459,841
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGE (A)(B)(D)-3.7
     8.423%, with a maturity date of July 1, 2019
            (Cost $289,058)..............................................             289,964       295,946
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (A)(B)-9.3
     6.000%, with a maturity date of August 1, 2008......................              93,582        90,847
     6.500%, with various maturity dates to May 1, 2024..................             554,902       541,854
     7.000%, with a maturity date of September 1, 1999...................              10,494        10,537
     7.500%, with a maturity date of June 1, 2002........................              54,227        55,023
     8.000%, with various maturity dates to July 1, 1998.................              53,603        54,776
                                                                                                 ----------
     Total Federal National Mortgage Association
            (Cost $762,366)..............................................                           753,037
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DEBENTURE-1.3
     7.700%, with a maturity date of August 10, 2004
            (Cost $103,125)..............................................             100,000       102,031
                                                                                                 ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (A)(B)-3.8
     6.500%, with a maturity date of October 15, 2010....................              89,941        88,900
     7.500%, with a maturity date of April 15, 2001......................              25,253        25,535
     8.500%, with various maturity dates to May 15, 2003.................             182,655       190,436
                                                                                                 ----------
     Total Government National Mortgage Association
            (Cost $298,247)..............................................                           304,871
                                                                                                 ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Government Portfolio                            29
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  MULTICLASS PARTICIPATION CERTIFICATES (B)(C)-3.7
     5.850%, with a maturity date of February 15, 2008
       [Series 1678 Class PG]............................................             110,000       106,322
     6.500%, with a maturity date of July 15, 2008
       [Series 1480 Class LE]............................................              50,000        47,140
     6.500%, with a maturity date of February 15, 2021
       [Series 128 Class I]..............................................             100,000        96,250
     7.000%, with a maturity date of February 15, 2021
       [Series 1214 Class J].............................................              50,000        49,156
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
       Multiclass Participation Certificates
            (Cost $296,481)..............................................                           298,868
                                                                                                 ----------
TENNESSEE VALLEY AUTHORITY NOTE-1.6
     6.125%, with a maturity date of July 15, 2003
            (Cost $131,533)..............................................             133,000       128,885
                                                                                                 ----------
UNITED STATES TREASURY STRIPS-1.0
     Zero Coupon, with a maturity date of February 15, 2000
            (Cost $82,105)...............................................             100,000        82,957
                                                                                                 ----------
PRIVATE EXPORT FUNDING CORPORATION-1.3
     9.100%, with a maturity date of October 30, 1998
            (Cost $108,625)..............................................             100,000       105,245
                                                                                                 ----------
     Total Long-Term Government and Agency Securities
            (Cost $7,687,466)............................................                         7,814,516
                                                                                                 ----------

                                                                                    NUMBER OF
                                                                                      SHARES
                                                                                    ----------
MONEY MARKET MUTUAL FUNDS                                                    2.8
     The Seven Seas Series Money Market Fund [Class A]...................             120,907       120,907
     The Seven Seas Series US Government Money Market Fund...............             107,701       107,701
                                                                                                 ----------
     Total Money Market Mutual Funds
            (Cost $228,608)..............................................                           228,608
                                                                         --------                ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30                            GNA Variable Series Trust-GNA Government Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                         % OF NET                  MARKET
                                                                          ASSETS                 VALUE ($)
                                                                         --------                ----------
SUMMARY
     Total investments
            (Cost $7,916,074) (f)........................................    99.4                 8,043,124
     Other assets and liabilities, net...................................     0.6                    46,461
                                                                         --------                ----------
NET ASSETS...............................................................   100.0                $8,089,585
                                                                         --------                ----------
                                                                         --------                ----------

------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates, have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(e)   Collateral for open futures contracts (Note 3).
(f) See Note 3 in the notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).
(g)   At December 31, 1996, open futures contracts purchased were as follows:

    CONTRACTS                                             EXPIRATION       MARKET        UNREALIZED
    PURCHASED                 DESCRIPTION                    DATE           VALUE       DEPRECIATION
    ----------    ------------------------------------    -----------    -----------    ------------
        12        U.S. Treasury Note and Bond Futures      March 97      $2,199,047       $(21,752)
                                                                         -----------    ------------
                                                                         -----------    ------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       31
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)   VALUE ($)
                                                                       --------   ----------   ----------
LONG-TERM GOVERNMENT AGENCY SECURITIES                                    76.5
FEDERAL HOME LOAN MORTGAGE CORPORATION (B)-4.9
     8.000%, with a maturity date of January 1, 2000
            (Cost $311,901)..........................................               311,841       314,080
                                                                                               ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  ADJUSTABLE RATE MORTGAGES (B)(D)-13.6
     4.897%, with a maturity date of April 1, 2026...................               297,270       301,173
     5.707%, with a maturity date of November 1, 2026................               150,000       151,476
     7.516%, with a maturity date of January 1, 2025.................               323,989       331,483
     7.754%, with a maturity date of February 1, 2025................                79,803        81,412
                                                                                               ----------
     Total Federal Home Loan Mortgage Corporation
       Adjustable Rate Mortgages
            (Cost $851,774)..........................................                             865,544
                                                                                               ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (B)(D)-12.0
     4.142%, with a maturity date of April 1, 2026...................               177,961       177,016
     7.770%, with a maturity date of November 1, 2024................               128,342       130,128
     7.908%, with a maturity date of July 1, 2024....................               158,757       162,875
     8.148%, with a maturity date of November 1, 2024................               282,754       293,623
                                                                                               ----------
     Total Federal National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $735,105)..........................................                             763,642
                                                                                               ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (A)(B)(D)-38.2
     5.500%, with various maturity dates to March 20, 2026...........               319,457       323,348
     6.000%, with various maturity dates to October 20, 2024.........               479,978       484,550
     6.500%, with various maturity dates to August 20, 2025..........             1,224,435     1,244,573
     7.000%, with a maturity date of April 20, 2024..................               121,968       124,198
     7.125%, with various maturity dates to September 20, 2024.......               250,982       256,507
                                                                                               ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $2,276,080)........................................                           2,433,176
                                                                                               ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32                       GNA Variable Series Trust-GNA Adjustable Rate Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)   VALUE ($)
                                                                       --------   ----------   ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (A)(B)-7.8
     5.000%, with a maturity date of May 20, 2026....................               248,518       245,915
     9.000%, with various maturity dates to November 15, 2016........               237,971       255,193
                                                                                               ----------
     Total Government National Mortgage Association
            (Cost $495,684)..........................................                             501,108
                                                                                               ----------
     Total Long-Term Government Agency Securities
            (Cost $4,670,544)........................................                           4,877,550
                                                                                               ----------
NON-AGENCY MORTGAGES                                                       4.9
RESOLUTION TRUST CORPORATION MORTGAGE PASS-THROUGHS (B)(C)- 4.9
     8.000%, with a maturity date of September 25, 2021..............               161,673       162,786
     9.000%, with a maturity date of September 25, 2028..............               144,038       147,953
                                                                                               ----------
     Total Resolution Trust Corporation Mortgage Pass-Throughs
            (Cost $309,130)..........................................                             310,739
                                                                                               ----------
     Total Non-Agency Mortgages
            (Cost $309,130)..........................................                             310,739
                                                                                               ----------
ASSET-BACKED SECURITIES                                                   17.5
     Citibank Credit Card Master Trust, 5.790%, February 7, 2003
       [Series 1996-1 Class A].......................................               175,000       134,640
     Contimortgage Home Equity Loan, 6.860%, July 15, 2010 [Series
       1995-3 Class A2]..............................................               225,000       226,267
     EQCC Home Equity Loan Trust, 5.725%, December 15, 2008 [Series
       1993-4 Class A]...............................................                78,794        76,923
     Equicon Loan Trust, 5.850%, November 18, 2012
       [Series 1993-1 Class A].......................................               165,409       163,575
     Household Finance Corporation, 5.700%, May 20, 2008 [Series
       1993-1 Class A2]..............................................                79,752        79,976
     Merrill Lynch Home Equity Loan Trust, 5.810%, February 15, 2003
       [Series 1993-1 Class A].......................................                67,855        67,909
     The Money Store Home Equity Trust, 6.850%, June 15, 2019 [Series
       1996-A Class A5](b)(c)........................................               110,000       110,017
     UCFC Loan Trust, 8.250%, April 10, 2016
       [Series 1995-A Class A4]......................................               250,000       257,345
                                                                                               ----------
     Total Asset-Backed Securities
            (Cost $1,123,229)........................................                           1,116,652
                                                                                               ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       33
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                          % OF NET    NUMBER       MARKET
                                                                           ASSETS    OF SHARES   VALUE ($)
                                                                          --------   ---------   ----------
MONEY MARKET MUTUAL FUNDS                                                     0.9
     The Seven Seas Series Money Market Fund [Class A]..................               58,981        58,981
     The Seven Seas Series US Government Money Market Fund..............                  220           220
                                                                                                 ----------
     Total Money Market Mutual Funds (Cost $59,201).....................                             59,201
                                                                          --------               ----------
SUMMARY
     Total investments
            (Cost $6,162,104) (e).......................................     99.8                 6,364,142
     Other assets and liabilities, net..................................      0.2                    11,282
                                                                          --------               ----------
NET ASSETS..............................................................    100.0                $6,375,424
                                                                          --------               ----------
                                                                          --------               ----------

------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(e) See Note 3 in the notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                                    GNA
                                                            GNA           GNA          GNA       ADJUSTABLE
                                                          GROWTH         VALUE      GOVERNMENT      RATE
                                                         PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                        -----------   -----------   ----------   ----------
ASSETS
Investments at market value (identified cost
  $9,502,419, $8,948,054, $7,916,074 and $6,162,104,
  respectively) (Notes 2 and 3).......................  $12,468,050   $10,473,300   $8,043,124   $6,364,142
Cash..................................................           72            92          23            29
Receivables:
     Fund shares sold.................................        5,871        21,379         241            57
     Dividends........................................       10,909        11,357      15,406           627
     Interest.........................................      --            --           68,486        37,431
     Adviser (Note 4).................................        8,525         8,192       7,950        --
Deferred organization costs (Note 2)..................        6,993         6,993       6,993         6,993
                                                        -----------   -----------   ----------   ----------
Total assets..........................................   12,500,420    10,521,313   8,142,223     6,409,279
                                                        -----------   -----------   ----------   ----------
LIABILITIES
Payables:
     Fund shares redeemed.............................       28,016           852      11,268           480
     Dividends........................................      --            --           13,386        10,785
     Adviser (Note 4).................................      --            --           --             6,270
     Daily variation margin on open futures contracts
       (Notes 2 and 3)................................      --            --            6,844        --
     Accrued management fee (Note 4)..................        8,538         7,120       3,758         2,128
     Other accrued expenses...........................       22,201        19,153      17,382        14,192
                                                        -----------   -----------   ----------   ----------
Total liabilities.....................................       58,755        27,125      52,638        33,855
                                                        -----------   -----------   ----------   ----------
NET ASSETS............................................  $12,441,665   $10,494,188   $8,089,585   $6,375,424
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------
NET ASSETS
Net assets consist of (Note 2):
     Undistributed (accumulated distributions in
       excess of) net investment income...............  $    17,279   $   --        $   5,438    $   (2,855)
     Accumulated net realized gains (losses)..........     (343,380)       71,954     (19,910 )     (10,947)
     Unrealized appreciation (depreciation) on:
       Investments (Note 3)...........................    2,965,631     1,525,246     127,050       202,038
       Futures contracts (Note 3).....................      --            --          (21,752 )      --
     Shares of beneficial interest....................    9,802,135     8,896,988   7,998,759     6,187,188
                                                        -----------   -----------   ----------   ----------
NET ASSETS............................................  $12,441,665   $10,494,188   $8,089,585   $6,375,424
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------
Outstanding shares of beneficial
  interest (No par value).............................      321,744       294,649     312,621       245,516
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------
Net asset value, offering and
  redemption price per share..........................  $     38.67   $     35.62   $   25.88    $    25.97
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust                                                     35
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                     GNA
                                                              GNA          GNA          GNA       ADJUSTABLE
                                                             GROWTH       VALUE      GOVERNMENT      RATE
                                                           PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                           ----------   ----------   ----------   ----------
INVESTMENT INCOME:
Interest.................................................  $   14,800   $    2,424    $555,774     $407,101
Dividends................................................     122,910      188,968      15,407        9,227
                                                           ----------   ----------   ----------   ----------
Total income.............................................     137,710      191,392     571,181      416,328
                                                           ----------   ----------   ----------   ----------
EXPENSES:
     Management fee (Note 4).............................      84,327       66,119      43,375       24,168
     Transfer agent fee..................................      10,833       10,833      10,833       10,833
     Custodian fee.......................................      49,851       52,964      52,929       47,160
     Amortization of organization costs (Note 2).........       2,326        2,326       2,326        2,326
     Professional fees...................................      18,646       15,062      13,911       10,166
     Trustees' fees and expenses.........................         920          918         269          141
     Excise tax..........................................       3,864        1,549       5,242          587
     Other...............................................         429          335         394          324
                                                           ----------   ----------   ----------   ----------
Total expenses before reimbursement from Adviser.........     171,196      150,106     129,279       95,705
Reimbursement of expenses from Adviser (Note 4)..........     (55,247)     (59,192)    (58,287)     (53,411)
                                                           ----------   ----------   ----------   ----------
Expenses, net............................................     115,949       90,914      70,992       42,294
                                                           ----------   ----------   ----------   ----------
Net investment income....................................      21,761      100,478     500,189      374,034
                                                           ----------   ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
     Investment transactions (Notes 2 and 3).............    (343,380)     605,843     (18,427)     (14,389)
     Option contracts....................................      --           --          31,937       --
     Futures contracts...................................      --           --         (28,944)      --
Net increase (decrease) in unrealized appreciation
  (depreciation) from:
     Investment transactions.............................   2,032,735    1,044,887    (193,239)     (25,781)
     Futures contracts...................................      --           --         (25,634)      --
                                                           ----------   ----------   ----------   ----------
Net realized and unrealized gain (loss) on investments...   1,689,355    1,650,730    (234,307)     (40,170)
                                                           ----------   ----------   ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $1,711,116   $1,751,208    $265,882     $333,864
                                                           ----------   ----------   ----------   ----------
                                                           ----------   ----------   ----------   ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                          GNA GROWTH PORTFOLIO                         GNA VALUE PORTFOLIO
                                                ----------------------------------------   ----------------------------------------
                                                   YEAR ENDED          PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                                DECEMBER 31, 1996  DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                                -----------------  ---------------------   -----------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income........................     $    21,761          $    19,700           $   100,478          $    51,557
 Net realized gain (loss) from:
   Investment transactions....................        (343,380)             115,086               605,843               87,100
   Options contracts..........................        --                  --                     --                  --
   Futures contracts..........................        --                  --                     --                  --
 Net increase in unrealized appreciation from:
   Investment transactions....................       2,032,735              932,896             1,044,887              480,359
   Futures contracts..........................        --                  --                     --                  --
                                                -----------------  ---------------------   -----------------  ---------------------
Net increase in net assets resulting
  from operations.............................      1,711,116            1,067,682             1,751,208              619,016
                                                -----------------  ---------------------   -----------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income........................          (8,346)             (20,410)             (104,429)             (50,166)
 Net realized gains...........................        (114,376)           --                     (619,978)           --
                                                -----------------  ---------------------   -----------------  ---------------------
Total distributions to shareholders...........        (122,722)             (20,410)             (724,407)             (50,166)
                                                -----------------  ---------------------   -----------------  ---------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares................       4,134,849            5,851,980             4,431,471            3,925,119
 Reinvestment of distributions................         122,722               20,411               724,407               50,166
 Cost of shares redeemed......................        (330,729)             (18,259)             (237,236)             (20,415)
                                                -----------------  ---------------------   -----------------  ---------------------
Increase in net assets resulting from
  share transactions..........................       3,926,842            5,854,132             4,918,642            3,954,870
                                                -----------------  ---------------------   -----------------  ---------------------
INCREASE IN NET ASSETS........................       5,515,236            6,901,404             5,945,443            4,523,720
Net assets at the beginning of period.........       6,926,429               25,025             4,548,745               25,025
                                                -----------------  ---------------------   -----------------  ---------------------
NET ASSETS AT END OF PERIOD...................     $12,441,665          $ 6,926,429           $10,494,188          $ 4,548,745
                                                -----------------  ---------------------   -----------------  ---------------------
                                                -----------------  ---------------------   -----------------  ---------------------
Undistributed (accumulated distributions
  in excess of) net investment income
  at end of period............................     $    17,279          $ --                  $  --                $     1,391
                                                -----------------  ---------------------   -----------------  ---------------------
                                                -----------------  ---------------------   -----------------  ---------------------

PORTFOLIO SHARE INFORMATION:
 Shares sold..................................         119,100              207,331               135,933              143,157
 Shares issued upon reinvestment
   of distributions...........................           3,142                  621                20,329                1,743
 Shares redeemed..............................          (8,885)                (566)               (6,828)                (686)
                                                -----------------  ---------------------   -----------------  ---------------------
 Increase in Portfolio shares outstanding.....         113,357              207,386               149,434              144,214
                                                -----------------  ---------------------   -----------------  ---------------------
                                                -----------------  ---------------------   -----------------  ---------------------

------------
(a) For the period January 3, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     37
--------------------------------------------------------------------------------

                                                          GNA GOVERNMENT PORTFOLIO                   GNA ADJUSTABLE RATE PORTFOLIO
                                                ----------------------------------------   ----------------------------------------
                                                   YEAR ENDED          PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                                DECEMBER 31, 1996  DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                                -----------------  ---------------------   -----------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income........................     $   500,189          $   375,765           $   374,034           $   285,656
 Net realized gain (loss) from:
   Investment transactions....................         (18,427)             154,781               (14,389)               63,800
   Options contracts..........................          31,937            --                     --                   --
   Futures contracts..........................         (28,944)              (3,947)             --                   --
 Net increase in unrealized appreciation from:
   Investment transactions....................        (193,239)             320,289               (25,781)              227,819
   Futures contracts..........................         (25,634)               3,882              --                   --
                                                -----------------  ---------------------   -----------------   --------------------
Net increase in net assets resulting
  from operations.............................        265,882              850,770               333,864               577,275
                                                -----------------  ---------------------   -----------------   --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income........................        (500,387)            (375,567)             (375,605)             (284,085)
 Net realized gains...........................        (155,115)           --                      (63,800)            --
                                                -----------------  ---------------------   -----------------   --------------------
Total distributions to shareholders...........        (655,502)            (375,567)             (439,405)             (284,085)
                                                -----------------  ---------------------   -----------------   --------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares................       1,297,060            6,361,451               527,348             5,141,909
 Reinvestment of distributions................         653,972              363,712               438,576               274,129
 Cost of shares redeemed......................        (648,394)             (48,824)             (132,937)              (86,275)
                                                -----------------  ---------------------   -----------------   --------------------
Increase in net assets resulting from
  share transactions..........................       1,302,638            6,676,339               832,987             5,329,763
                                                -----------------  ---------------------   -----------------   --------------------
INCREASE IN NET ASSETS........................         913,018            7,151,542               727,446             5,622,953
Net assets at the beginning of period.........       7,176,567               25,025             5,647,978                25,025
                                                -----------------  ---------------------   -----------------   --------------------
NET ASSETS AT END OF PERIOD...................     $ 8,089,585          $ 7,176,567           $ 6,375,424           $ 5,647,978
                                                -----------------  ---------------------   -----------------   --------------------
                                                -----------------  ---------------------   -----------------   --------------------
Undistributed (accumulated distributions
  in excess of) net investment income
  at end of period............................     $     5,438          $     8,138           $    (2,855)          $    13,526
                                                -----------------  ---------------------   -----------------   --------------------
                                                -----------------  ---------------------   -----------------   --------------------

PORTFOLIO SHARE INFORMATION:
 Shares sold..................................          48,499              250,976                20,153               205,376
 Shares issued upon reinvestment
   of distributions...........................          25,147               13,782                16,853                10,523
 Shares redeemed..............................         (24,953)              (1,831)               (5,101)               (3,289)
                                                -----------------  ---------------------   -----------------   --------------------
 Increase in Portfolio shares outstanding.....          48,693              262,927                31,905               212,610
                                                -----------------  ---------------------   -----------------   --------------------
                                                -----------------  ---------------------   -----------------   --------------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   The Financial Highlights set forth below include selected data for a share outstanding thoughout each period and other performance information derived from the financial statements.

                                                         GNA GROWTH PORTFOLIO                         GNA VALUE PORTFOLIO
                                               -----------------------------------------   ----------------------------------------
                                                  YEAR ENDED           PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                               DECEMBER 31, 1996   DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                               -----------------   ---------------------   -----------------  ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $ 33.24               $ 25.00               $ 31.32              $ 25.00
Income from Investment Operations
  Net investment income+......................         0.08                  0.10                  0.40                 0.55
  Net realized and unrealized gains
    (losses) on investments...................         5.74                  8.24                  6.54                 6.31
                                                    -------               -------               -------              -------
  Total from investment operations............         5.82                  8.34                  6.94                 6.86
                                                    -------               -------               -------              -------

LESS DISTRIBUTIONS FROM
  Net investment income.......................        (0.03)                (0.10)                (0.41)               (0.54)
  Net realized gains..........................        (0.36)                 0.00                 (2.23)                0.00
                                                    -------               -------               -------              -------
  Total distributions.........................        (0.39)                (0.10)                (2.64)               (0.54)
                                                    -------               -------               -------              -------
NET ASSET VALUE, END OF PERIOD................      $ 38.67               $ 33.24               $ 35.62              $ 31.32
                                                    -------               -------               -------              -------
                                                    -------               -------               -------              -------
TOTAL RETURN (%) (B)..........................        17.48                 33.37                 22.29                27.68
RATIOS/SUPPLEMENTAL DATA
  Ratios to average daily net assets (%) (c)
     Net expenses+............................         1.10                  1.10                  1.10                 1.10
     Gross expenses+..........................         1.64                  2.89                  1.82                 3.87
     Net investment income+...................         0.21                  0.47                  1.22                 2.03

  Portfolio turnover (%)......................        42.57                 65.88                 98.53                41.67

  Net Assets, end of period (millions)........      $  12.4               $   6.9               $  10.5              $   4.5

+Reimbursement of expenses from Adviser.......      $  0.21               $  0.38               $  0.24              $  0.75

Average commission rate (d)...................      $ 0.050                   N/A                 0.050                  N/A

------------
(a) For the period January 3, 1995 (commencement of operations) through December 31, 1995
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     39
--------------------------------------------------------------------------------

                                                       GNA GOVERNMENT PORTFOLIO                  GNA ADJUSTABLE RATE PORTFOLIO
                                               -----------------------------------------   ---------------------------------------
                                                  YEAR ENDED          PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                               DECEMBER 31, 1996  DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                               -----------------  ---------------------   -----------------  ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $ 27.19              $ 25.00               $ 26.44              $ 25.00
Income from Investment Operations
  Net investment income+......................         1.64                 1.70                  1.54                 1.38
  Net realized and unrealized gains
    (losses) on investments...................        (0.79)                2.19                 (0.12)                1.44
                                                    -------              -------               -------              -------
  Total from investment operations............         0.85                 3.89                  1.42                 2.82
                                                    -------              -------               -------              -------

LESS DISTRIBUTIONS FROM
  Net investment income.......................        (1.66)               (1.70)                (1.62)               (1.38)
  Net realized gains..........................        (0.50)                0.00                 (0.27)                0.00
                                                    -------              -------               -------              -------
  Total distributions.........................        (2.16)               (1.70)                (1.89)               (1.38)
                                                    -------              -------               -------              -------
NET ASSET VALUE, END OF PERIOD................      $ 25.88              $ 27.19               $ 25.97              $ 26.44
                                                    -------              -------               -------              -------
                                                    -------              -------               -------              -------
TOTAL RETURN (%) (B)..........................         3.38                15.99                  5.60                11.50
RATIOS/SUPPLEMENTAL DATA
  Ratios to average daily net assets (%) (c)
     Net expenses+............................         0.90                 0.90                  0.70                 0.70
     Gross expenses+..........................         1.68                 2.09                  1.63                 2.05
     Net investment income+...................         6.34                 6.51                  6.19                 5.38

  Portfolio turnover (%)......................         1.65               129.71                 36.59                36.47

  Net Assets, end of period (millions)........      $   8.1              $   7.2               $   6.4              $   5.6

+Reimbursement of expenses from Adviser.......      $  0.20              $  0.31               $  0.23              $  0.35

Average commission rate (d)...................          N/A                  N/A                   N/A                  N/A

------------
(c)   Annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of security trades on which commissions are charged.

--------------------------------------------------------------------------------

40                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION OF THE PORTFOLIOS. GNA Variable Series Trust (the "Trust") is organized as a Delaware Business Trust under a Declaration of Trust dated March 25, 1994, amended and restated August 22, 1994 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of four investment portfolios (the "Portfolios"), the GNA Growth Portfolio, the GNA Value Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio that commenced operations as of January 3, 1995. Shares of the Trust are offered only to a separate account of Great Northern Insured Annuity Corporation, an affiliated insurance company which funds certain variable annuity contracts. As of December 31, 1996, the affiliated insurance company controlled the Portfolios by virtue of ownership of all of the Portfolios' shares of beneficial interest.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of the Portfolios' financial statements in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The following is a summary of significant accounting policies followed consistently by the Portfolios.

  SECURITIES VALUATION. Securities (including options) listed or traded on an exchange or quoted on NASDAQ are valued at their last sale prices prior to the time when assets are valued. Lacking any sales on that day, securities are valued at the mean between the current closing bid and asked prices. Other securities for which market quotations are readily available are valued at the mean of the bid and asked quotations quoted prior to the time when assets are valued ("market value"). Certain securities are valued primarily utilizing such pricing services as may be deemed appropriate. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange. Investments in certain long-term debt securities not traded in an organized market are valued primarily based on market quotations provided by recognized dealers of such securities. Other securities for which market quotations are not readily available, such as restricted securities, or where pricing occurs during periods of market disruption, are valued in good faith by or under the authority of the Trustees of the Trust. Short-term investments maturing within 60 days are valued at original cost plus accreted discount or accrued interest which approximates market value.

  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Sales and purchases are accounted for as of trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes.

  FUTURES CONTRACTS. Each of the Portfolios may purchase and sell futures contracts, subject to certain limitations. The GNA Government Portfolio uses interest rate futures contracts as a hedge against changes in interest rates. Upon entering into a futures contract, each Portfolio is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the face amount of the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     41
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED fluctuations in the value of the unrealized gains and losses by the Portfolio. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Portfolio may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

  OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and sell listed call and put options on futures contracts. The GNA Government Portfolio uses options on interest rate futures contracts as a hedge against changes in interest rates. Options are valued in accordance with the securities valuation policies described above. Transactions in options on futures contracts involve similar risks to those on futures contracts.

  When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the options written.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Each Portfolio may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. A Portfolio will not enter into such agreements for the purpose of investment leverage. Liability for the purchase price and all the rights and risks of ownership of the securities accrue to a Portfolio at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at the price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. government securities, cash or cash equivalents (or a receivable for investment sold in connection therewith) of an aggregate current value sufficient to make payment for the securities.

  REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1 by Standard and Poor's or P-1 by Moody's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. A Portfolio will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Portfolio. In addition, not more than one-third of the current market value of the Portfolio's total assets shall constitute secured "loans" by the Portfolio under repurchase agreements.

  FEDERAL INCOME TAXES. As a Delaware Business Trust, each Portfolio is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the

--------------------------------------------------------------------------------

42                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Portfolio's shareholders without regard to the income and capital gains (or losses) of the other Portfolios. It is the intent of the Portfolios to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income and realized gains to their shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provisions were required. For Federal income tax purposes, any futures contracts or options on futures contracts which remain open at year-end are marked-to-market and the resultant net gain or loss is included in Federal taxable income. As of December 31, 1996, the Portfolios had net tax basis capital loss carryforwards which may be applied against taxable gains until their expiration date as follows:

                                                              EXPIRATION
                                                                DATES
PORTFOLIO                                         AMOUNT     DECEMBER 31,
------------------------------------------------ --------    ------------
GNA Growth Portfolio............................ $136,024        2004
GNA Government Portfolio........................   25,224        2004
GNA Adjustable Rate Portfolio...................   10,947        2004

  Additionally, net capital losses of $207,356 and $14,527 attributable to security transactions in the GNA Growth Portfolio and GNA Government Portfolio, respectively, incurred after October 31, 1996 are treated as arising on January 1, 1997, the first day of the Portfolios' next taxable year.

  DISTRIBUTION OF INCOME AND GAINS. Net investment income for the GNA Growth Portfolio is declared and paid annually. Net investment income for the GNA Value Portfolio is declared and paid quarterly. Net investment income for the GNA Government and GNA Adjustable Rate Portfolios are declared as dividends to shareholders of record as of the close of business each day and are paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of any available capital loss carryforwards, would be taxable to the Portfolios if not distributed and, therefore, will be declared and paid to their shareholders annually.

  CAPITAL ACCOUNTS. The Portfolios report the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain
(loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Portfolios may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Portfolios.

  PREPAID INSURANCE. Insurance costs are amortized on a straight-line basis over the duration of the insurance period.

  DEFERRED ORGANIZATIONAL COSTS. Costs incurred by the Trust in connection with its organization and of the Portfolios have been deferred ratably and are being amortized over a 60 month period on a straight-line basis beginning at the commencement of operations of the Portfolios.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     43
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  EXPENSES. Expenses such as management fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Portfolios, while indirect expenses, such as audit fees, legal fees, trustee fees and expenses, and insurance are allocated among the Portfolios principally based on their relative net assets.

3. PURCHASES AND SALES OF SECURITIES. The cost of purchases and the proceeds from sales and paydowns of investments other than U.S. Government and agency securities, short term investments and options, for the year ended December 31, 1996, were as follows:

PORTFOLIO                                     PURCHASES       SALES       PAYDOWNS
------------------------------------------   -----------    ----------    --------
GNA Growth Portfolio......................   $ 8,598,755    $4,101,191    $  --
GNA Value Portfolio.......................    12,243,844     7,707,326       --
GNA Adjustable Rate Portfolio.............     1,066,005        --         253,179

  The cost of purchases and the proceeds from sales and paydowns of long-term U.S. Government and agency securities, for the year ended December 31, 1996, were as follows:

PORTFOLIO                                     PURCHASES       SALES       PAYDOWNS
-------------------------------------------   ----------    ----------    --------
GNA Value Portfolio........................   $   33,050    $   99,564    $  --
GNA Government Portfolio...................    1,995,340       124,890     794,500
GNA Adjustable Rate Portfolio..............    3,066,749     2,168,300     963,288

  At December 31, 1996, the security pledged to cover margin requirements for open futures contracts on United States Treasury Notes and Bonds for the GNA Government Portfolio was as follows:

DESCRIPTION                                               FACE VALUE    MARKET VALUE
-------------------------------------------------------   ----------    ------------
Federal Home Loan Bank Bonds, 5.720%, 11/22/00.........   $  100,000    $     97,719
                                                          ----------    ------------
                                                          ----------    ------------

  Transactions in options written on United States Treasury Bond Futures for the GNA Government Portfolio were as follows:

                                                           NUMBER OF         NET
                                                         CONTRACTS OF      PREMIUMS
                                                        WRITTEN OPTIONS    RECEIVED
                                                        ---------------    --------
Outstanding at December 31,1995......................       --             $  --
Written..............................................          205           58,704
Closed and Expired...................................         (183)         (51,552)
Exercised............................................          (22)          (7,152)
                                                        ---------------    --------
Outstanding at December 31,1996......................       --             $  --
                                                        ---------------    --------
                                                        ---------------    --------

--------------------------------------------------------------------------------

44                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  Aggregate federal income tax cost and gross unrealized appreciation (depreciation) of investments for each Portfolio at December 31, 1996 was as follows:

                                           FEDERAL         GROSS            GROSS             NET
                                            INCOME       UNREALIZED       UNREALIZED       UNREALIZED
PORTFOLIO                                  TAX COST     APPRECIATION    (DEPRECIATION)    APPRECIATION
---------------------------------------   ----------    ------------    --------------    ------------
GNA Growth Portfolio...................   $9,502,419    $  3,057,745    $      (92,114)   $  2,965,631
GNA Value Portfolio....................    8,954,190       1,535,451           (16,341)      1,519,110
GNA Government Portfolio...............    7,916,074         179,441           (52,391)        127,050
GNA Adjustable Rate Portfolio..........    6,162,104         211,588            (9,550)        202,038

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under Advisory agreements between the Portfolios and GNA Capital Management, Inc. (the "Adviser"), each Portfolio agrees to pay the Adviser a fee based on its average daily net assets as follows:

  GNA GROWTH PORTFOLIO. The Adviser's fee is calculated based upon the Portfolio's average daily net assets, equal to an annual rate of .80% of the first $100 million and .70% of average daily net assets in excess of $100 million.

  GNA VALUE PORTFOLIO. The Adviser's fee is calculated at an annual rate of 0.80% of the average daily net assets of the Portfolio if the average daily net assets of the Portfolio and the Investors Trust Value Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $100 million or less, and 0.70% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets exceeds $100 million. For the year ended December 31, 1996, the Adviser's fee was equivalent to an annual effective rate of 0.80%.

  GNA GOVERNMENT PORTFOLIO. The Adviser's fee is calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio if the average daily net assets of the Portfolio and the Investors Trust Government Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $500 million or less, 0.60% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $500 million and is equal to or less than $750 million, 0.55% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $750 million and is equal to or less than $1.25 billion, 0.50% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is equal to or less than $1.5 billion and 0.45% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets exceed $1.5 billion. For the year ended December 31, 1996, the Adviser's fee was equivalent to an annual effective rate of 0.55%.

  GNA ADJUSTABLE RATE PORTFOLIO. The Adviser's fee is calculated at an annual rate of .40% of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     45
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  The Adviser has agreed to reimburse the Portfolios, for expenses incurred by the Portfolios to the extent that such expenses exceed the following percentages of each Portfolio's average daily net assets during the year ended December 31, 1996:

PORTFOLIO                                                                PERCENTAGES
----------------------------------------------------------------------   -----------
GNA Growth Portfolio..................................................      1.10%
GNA Value Portfolio...................................................      1.10%
GNA Government Portfolio..............................................      0.90%
GNA Adjustable Rate Portfolio.........................................      0.70%

  The expense reimbursement may be extended or modified by the Adviser. The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

  The Portfolios' Advisory agreements also provide that if, in any year, the total of certain specified expenses of any of the Portfolios exceed the expense limitations applicable to the Portfolios imposed by the securities regulations of any state in which they are then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Portfolios for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Portfolios during such year.

  The Adviser has retained the following portfolio managers (the "Sub-Advisers") for the Portfolios. These Sub-Advisers are responsible for the actual investment management of the Portfolio's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

PORTFOLIO                                            SUB-ADVISERS
------------------------------------   -----------------------------------------
GNA Growth Portfolio................   Value Line, Inc.
GNA Value Portfolio.................   Duff & Phelps Investment Management, Co.
GNA Adjustable Rate Portfolio.......   Standish, Ayer & Wood, Inc.

  The Adviser has not retained a Sub-Adviser for the GNA Government Portfolio.

  The Trust pays each Trustee not affiliated with the Adviser its proportionate share of a fee of: (1) an annual fee of $2,000; and (2) a fee of $250 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. The proportionate rate is allocated among the portfolios principally based on their relative net assets. No remuneration is paid by the Trust to any Trustee or officer of the Portfolio who is affiliated with the Adviser.

--------------------------------------------------------------------------------

46                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of GNA Variable Series Trust:

  We have audited the accompanying statements of assets and liabilities of each of the series of GNA Variable Series Trust (in this report comprised of the GNA Growth Portfolio, the GNA Value Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio (the "Portfolios")) including the investment portfolios, as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios enumerated above as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period January 3, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 12, 1997

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
GNA Variable Series Trust                                                     47
--------------------------------------------------------------------------------

TAX INFORMATION, UNAUDITED

  For the year ended December 31, 1996, 99.0% and 96.7% of the applicable dividends received by the GNA Growth and GNA Value Portfolios, respectively, qualifies for the dividends-received deduction for corporate shareholders.

  For the year ended December 31, 1996, the GNA Government and GNA Value Portfolios paid long-term capital gain distributions of $0.000647 and $1.26177 per share, with ex-dividend dates of August 21, 1996 and December 20, 1996, respectively.

  Please consult a tax adviser if you have any question about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Portfolio account, please consult your investment representative or call toll free 1-800-426-5520.

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
48                                                     Variable Investment Trust
--------------------------------------------------------------------------------

                     VARIABLE INVESTMENT TRUST MUTUAL FUNDS

GE U.S. EQUITY PORTFOLIO o GE INTERNATIONAL EQUITY PORTFOLIO o GE FIXED INCOME
                     PORTFOLIO o  GE MONEY MARKET PORTFOLIO

                                 Annual Report

OFFICERS OF THE INVESTMENT ADVISER
  DALE F. FREY
  Chairman of the Board and
     President
  EUGENE K. BOLTON
  EVP, Domestic Equities
  MICHAEL J. COSGROVE
  EVP, Mutual Funds
  RALPH R. LAYMAN
  EVP, International Equities
  ALAN M. LEWIS
  EVP, General Counsel and
     Secretary
  JOHN H. MYERS
  EVP, Fixed Income and
     Alternative Investments
  ROBERT A. MACDOUGALL
  EVP, Fixed Income
  GEOFFREY R. NORMAN
  EVP, Institutional Marketing
  DON W. TOREY
  EVP, Finance and Administration

TRUSTEES

  MICHAEL J. COSGROVE
  JOHN R. COSTANTINO
  ALAN M. LEWIS
  WILLIAM J. LUCAS
  ROBERT P. QUINN

TREASURER
  JEFFREY A. GROH

SECRETARY
  MATTHEW J. SIMPSON

ADVISER

  GE INVESTMENTS CORPORATION

COUNSEL
  WILLKIE FARR & GALLAGHER

CUSTODIAN & TRANSFER AGENT
  STATE STREET BANK AND
  TRUST COMPANY

INDEPENDENT ACCOUNTANTS
  PRICE WATERHOUSE LLP

Variable Investment Trust-GE U.S. Equity Portfolio                            49
--------------------------------------------------------------------------------

                   FROM THE GE U.S. EQUITY PORTFOLIO ADVISER

                              GE INVESTMENTS CORP.
                      PORTFOLIO MANAGER: EUGENE K. BOLTON,
                    HEAD OF THE PORTFOLIO'S MANAGEMENT TEAM

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. The U.S. stock market was very strong in 1996, with the Dow Jones Industrial Average up 29%, the S&P 500 up 23% and the Russell 2000 up 16%. The past two years was the sixth best two year period in the market since 1915. The 1996 outcome is especially significant because equities rallied without a supportive bond market. In 1995 the bond market nearly kept up with the stock market, but in 1996 the long term treasury bond index actually declined. There are numerous factors that have propelled stock market performance over these last two years. U.S. companies have improved their cost structures and are very competitive in the world marketplace. Corporate profits have risen for 18 quarters in a row, and inflation remains extremely low for this late in the economic cycle. Money flowing into mutual funds, share repurchase and merger and acquisition activity have also been powerful drivers.

       Q.  WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST TWELVE MONTHS?

       A. The GE U.S. Equity Portfolio was slightly behind the S&P 500 in 1996. The biggest positive came from our overweighting in energy stocks, particularly in the oil service industry. We also did well in technology, the strongest performing sector during the year. Our approach to investing in technology is to find companies that have steady long term growth with attractive valuations and to avoid highly volatile stocks and those with excessive valuations. In 1996 we were helped by non-traditional technology companies like Equifax and Reuters and hurt by having only small holdings of high valuation stocks such as Microsoft and Cisco. We were also helped by our underweighting in the Utilities sector and by our overweighting in Financial, particularly Citicorp, Travelers Group and Federal National Mortgage Association.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK AND HOW HAVE YOU
       POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. As we enter 1997, the economic and supply/demand backdrop for the market continues to be positive. In this low inflation environment the stock market can continue to rise in line with earnings, as long as nothing goes wrong. Valuations are very high, however, and there is not a lot of margin for error. The top down consensus forecast calls for S&P 500 earnings to be up 6% in 1997, but revenue gains are slowing, and profit margins appear to have stopped rising. Thus, earnings disappointments are certainly a possibility. The market will also be

--------------------------------------------------------------------------------

50                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------
       very intolerant of inflation or rising interest rates. Any Fed tightening will probably lead to lower valuation levels, as well as the possibility of a slowing economy and earnings disappointments. Thus 1997 is shaping up as a potentially volatile year with limited upside potential and significant downside risk if the slow growth, low inflation scenario is seriously called into question.

       Over the years our emphasis has been on selecting stocks with good managements, strong financials and attractive valuations. These characteristics coupled with our underweighting in cyclical and technology stocks and overweighting in financials and capital goods, should position the Portfolio well for what could be a volatile market over the next year.


                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                         21.72%         28.46%


                      GE U.S.       S&P 500
                      Equity         Index

       1/3/95         10,000        10,000
         3/95         10,940        10,974
         6/95         11,973        12,019
         9/95         12,873        12,977
        12/95         13,558        13,749
         3/96         14,353        14,497
         6/96         14,888        15,151
         9/96         15,218        15,616
        12/96         16,502        16,927

Performance of a $10,000 investment since inception of the GE U.S. Equity Portfolio -- (1/3/95)

See page 57 for Notes to Performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Variable Investment Trust-GE International Equity Portfolio                   51
--------------------------------------------------------------------------------

               FROM THE GE INTERNATIONAL EQUITY PORTFOLIO ADVISER

                              GE INVESTMENTS CORP.
                       PORTFOLIO MANAGER: RALPH R. LAYMAN

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. Nearly all the major equity markets, with the exception of Japan and Singapore, showed positive U.S. dollar returns during 1996, led by the European countries (Spain +40%, Sweden +37%, Finland +34%). Asia Pacific markets excluding Japan outperformed EAFE during the year, led by Hong Kong (+33%) and New Zealand (+17%). Japan underperformed significantly in U.S. dollar terms (-15.5%), followed by Singapore (-6.9%).

       Q.  WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST TWELVE MONTHS?

       A. The GE International Equity Portfolio had a return of 16.1% in 1996. The MSCI EAFE Index returned 6.0% for the same period. Superior stock picking around the world especially Japan, Europe, and Australia, contributed to a return significantly higher than EAFE. The Portfolio's top holdings significantly outperformed EAFE, many with absolute returns in excess of 30%. The Portfolio's underweight in Japan and overweight in Continental Europe contributed positively to the Portfolio's performance.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK AND HOW HAVE YOU
       POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. We remain optimistic regarding our European overweight. In recent months, we have noticed that the "restructuring of Europe' has received greater attention from both the media and our peers. We are well positioned to benefit from this trend, and believe that our emphasis on stock-picking will serve us well in this environment. Outside Europe, we continue to underweight Japan. On a company-by-company basis, we are not convinced that Japanese firms are taking the steps needed to boost their profitability. On the macro side, we are looking for signs that the economy can expand without the aid of government spending. We believe 1997, as in 1996, will be a year in which bottom-up stock selection will be important.

--------------------------------------------------------------------------------

52                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------


                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                         16.10%         16.92%


                        GE          MSCI
                  International     EAFE
                      Equity        Index

       1/3/95         10,000        10,000
         3/95         10,280        10,186
         6/95         11,027        10,260
         9/95         11,413        10,688
        12/95         11,774        11,121
         3/96         12,405        11,442
         6/96         13,056        11,623
         9/96         13,198        11,609
        12/96         13,671        11,794

Performance of a $10,000 investment since inception of the GE International Portfolio -- (1/3/95)

See page 57 for Notes to Performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Variable Investment Trust-GE Fixed Income Portfolio                           53
--------------------------------------------------------------------------------

                   FROM THE GE FIXED INCOME PORTFOLIO ADVISER

                              GE INVESTMENTS CORP.
                    PORTFOLIO MANAGER: ROBERT A. MACDOUGALL

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. Entering 1996, interest rates were rather low with long Treasury bonds yielding just under 6%. Moderate economic growth and stable inflation had rallied the bond market in 1995. Despite an easing of monetary policy in January, interest rates rose in the first half reaching a high of 7.2% in June. Stronger economic activity renewed fears of inflation. During the summer months the market traded in a .40% range around 7% as the economic data gave conflicting signals and no clear trend emerged. The resolution of election uncertainties and signs of a slowdown rallied bonds in the fall with the yield on long Treasuries dropping to 6.35% in early December. As the year ended, however, rates were headed back up. Inflation remains under control but with low unemployment and little excess industrial capacity, investors are wary of any indications of above trend economic growth.

       Q.  WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST TWELVE MONTHS?

       A. The GE Fixed Income Portfolio had a total return of 2.9% in 1996, consisting of income of 6.3% offset partially by a 3.4% price decline. This compares with a 3.6% return for the Lehman Brothers Aggregate Bond Index. In anticipation of the Federal Reserve reducing rates, we lengthened our average maturity early in the year which, unfortunately, hurt performance when rates rose. This prompted us to shorten to a market neutral duration position which we then held for the remainder of the year. Happily our sector allocation which was heavily overweighted in mortgage backed securities and, to a lesser extent, corporate bonds boosted performance. Not only did these sectors provide more yield than U.S. Treasuries but favorable supply/demand technicals allowed them to also have better price performance.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK AND HOW HAVE YOU
       POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. As mentioned above the market is very sensitive to the perceived level of economic activity despite continued reports of mild inflation. As we enter 1997 the latest batch of statistics are foretelling higher growth which is pushing yields higher. In 1996 we saw that this market action had a self-correcting effect on the economy. We think that a similar pattern could emerge this year. With little to no price appreciation expected, we look to maintain our yield sector overweights and earn the coupon in 1997.

--------------------------------------------------------------------------------

54                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                          2.92%         9.66%

                        GE           LB
                      Fixed       Aggregate
                      Income        Index

       1/3/95         10,000        10,000
         3/95         10,453        10,504
         6/95         11,016        11,144
         9/95         11,210        11,364
        12/95         11,683        11,848
         3/96         11,445        11,636
         6/96         11,463        11,703
         9/96         11,674        11,918
        12/96         12,024        12,276


Performance of a $10,000 investment since inception of the GE Fixed Income Portfolio -- (1/3/95)

See page 57 for Notes to Performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Variable Investment Trust-GE Money Market Portfolio                           55
--------------------------------------------------------------------------------

                   FROM THE GE MONEY MARKET PORTFOLIO ADVISER

                              GE INVESTMENTS CORP.
                    PORTFOLIO MANAGER: ROBERT A. MACDOUGALL

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST TWELVE MONTHS?

       A. Refer to the bond market discussion on page 53 for the GE Fixed Income Portfolio.

       Q.  WHAT HAPPENED IN THE PORTFOLIO OVER THE PAST TWELVE MONTHS?

       A. The GE Money Market Portfolio posted a total return of 4.9% for 1996. This compares with 5.2% for 90 day Treasury Bills.

       Q.  WHAT IS YOUR INVESTMENT STRATEGY?

       A. Our top priorities in this portfolio are to ensure we have sufficient liquidity to meet investors' needs and to maintain a high quality portfolio. We do not buy what we would consider to be exotic derivatives in order to "reach for yield". We do adjust our average portfolio maturity depending upon our outlook for the direction of short term rates.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK AND HOW HAVE YOU
       POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR MARKET OUTLOOK?

       A. We are seeing signs of a pickup in economic activity. Should these signs continue, the Federal Reserve might raise short term interest rates to help reduce inflationary pressures. We plan to continue keeping our portfolio's maturity shorter than average so as to have the flexibility to capitalize on such an increase in rates. As always safety of principal and liquidity remain our top priorities.

--------------------------------------------------------------------------------

56                           Variable Investment Trust-GE Money Market Portfolio
--------------------------------------------------------------------------------

            AN INVESTMENT IN THE GE MONEY MARKET PORTFOLIO IS NEITHER INSURED, NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE GE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        Average Annual Total Return %
                    for the period ended December 31, 1996

                                        Since
                          1 yr        Inception
                          4.87%         5.29%

                       GE           90-Day
                      Money         T-Bill
                     Market         Index

       1/3/95         10,000        10,000
         3/95         10,132        10,145
         6/95         10,275        10,287
         9/95         10,414        10,426
        12/95         10,572        10,564
         3/96         10,701        10,696
         6/96         10,829        10,831
         9/96         10,957        10,969
        12/96         11,086        11,107

Performance of a $10,000 investment since inception of the GE Money Market Portfolio -- (1/3/95)

The GE Money Market Portfolio's 7 day current yield was 4.77% and effective yield was 4.88% as of 12/31/96.

See page 57 for Notes to Performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Variable Investment Trust                                                     57
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE (UNAUDITED)

  Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

  GEIM has voluntarily agreed to waive and/or bear certain fees and Portfolio expenses. Without these provisions, the returns (and/or yields) would have been lower. These provisions may be terminated in the future.

  The Standard & Poor's Composite Index of 500 Stocks (S&P 500), Morgan Stanley Capital International Europe Australia Far East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), and the 90 Day U.S. Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI EAFE is a composite of 1,098 stocks of companies in 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The LB Aggregate Bond Index is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The 90 Day T-Bill Index is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest. Broad market index returns are calculated from the nearest month end to the Portfolios' inception date. The majority of the broad market returns are not available from the Portfolios' commencement of investment operations through December 31, 1996.

  The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

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
58                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
COMMON STOCK-87.6%
BASIC MATERIALS-4.0%
     Air Products & Chemicals Inc.................................................       719         49,701
     Airgas Inc...................................................................       699         15,378(a)
     Avery Dennison Corp..........................................................       398         14,079
     Barrick Gold Corp............................................................       747         21,476
     Du Pont de Nemours (E.I.) & Co...............................................     2,356        222,347
     Eastman Chemical Co..........................................................       298         16,465
     FMC Corp.....................................................................       314         22,019(a)
     Freeport McMoran Copper & Gold Inc. (Class A)................................       921         25,903
     Hoechst AG...................................................................       187          8,835
     IMC Global Inc...............................................................       541         21,167
     Mead Corp....................................................................       824         47,895
     Morton International Inc.....................................................     2,273         92,625
     Newmont Mining Corp..........................................................     1,056         47,256
     PPG Industries Inc...........................................................       143          8,026
     Rayonier Inc.................................................................       660         25,327
     Santa Fe Pacific Gold Corp...................................................       995         15,298
     Weyerhaeuser Co..............................................................     1,423         67,415
                                                                                                -----------
                                                                                                    721,212
                                                                                                -----------
CAPITAL GOODS-11.6%
     ABB AG.......................................................................        24         29,854(a)
     AlliedSignal Inc.............................................................     4,445        297,815
     AMP Inc......................................................................     1,140         43,747
     Armstrong World Industries Inc...............................................       523         36,348
     Boeing Co....................................................................       301         32,019
     Browning-Ferris Industries Inc...............................................     1,144         30,030
     Caterpillar Inc..............................................................       100          7,525
     Cooper Industries Inc........................................................       249         10,489
     Corning Inc..................................................................       434         20,073
     Deere & Co...................................................................     2,109         85,678
     Dover Corp...................................................................     3,848        193,362
     Eaton Corp...................................................................       265         18,484
     Emerson Electric Co..........................................................     2,643        255,710
     General Signal Corp..........................................................       778         33,259
     Hanson PLC ADR...............................................................     2,194         14,810

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            59
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
     Hubbell Inc. (Class B).......................................................     4,243        183,510
     Ingersoll Rand Co............................................................       411         18,290
     Lockheed Martin Corp.........................................................       728         66,612
     Mannesmann AG................................................................        18          7,802
     Martin Marietta Materials, Inc...............................................       897         20,855
     Masco Corp...................................................................       249          8,964
     McDonnell Douglas Corp.......................................................       660         42,240
     Minnesota Mining & Manufacturing.............................................       532         44,089
     Molex Inc. (Class A).........................................................       670         23,869
     National Service Industries Inc..............................................       498         18,613
     Newport News Shipbuilding Inc................................................       179          2,685(a)
     Parker Hannifin Corp.........................................................       137          5,309
     Sherwin Williams Co..........................................................       271         15,176
     Tenneco Inc..................................................................       394         17,779(a)
     Textron Inc..................................................................     2,302        216,963
     Timken Co....................................................................       498         22,846
     Tyco International Ltd.......................................................       318         16,814
     Ucar International Inc.......................................................       267         10,046(a)
     United Technologies Corp.....................................................     1,979        130,614
     Waste Management International PLC ADR.......................................       476          3,749(a)
     Wheelabrator Technologies Inc................................................       498          8,093
     WMX Technologies Inc.........................................................     2,713         88,512
                                                                                                -----------
                                                                                                  2,082,633
                                                                                                -----------
CONSUMER--CYCLICAL-7.2%
     ACNielsen Corp...............................................................       568          8,591(a)
     American Greetings Corp. (Class A)...........................................       199          5,647
     American Medical Response....................................................       737         23,953(a)
     Automatic Data Processing Inc................................................     2,235         95,826
     Carnival Corp. (Class A).....................................................       648         21,384
     Catalina Marketing Corp......................................................       251         13,836(a)
     Circus Circus Enterprises Inc................................................     1,262         43,381(a)
     Comcast Corp. (Class A)......................................................     2,805         49,964
     Comcast UK Cable Partners Ltd. (Class A).....................................       295          4,019(a)
     CUC International Inc........................................................       119          2,826(a)
     Disney (Walt) Co.............................................................     2,448        170,442
     Donnelley (R.R.) & Sons Co...................................................       199          6,244

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

60                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
     Dun & Bradstreet Corp........................................................       659         15,651
     Eastman Kodak Co.............................................................     1,619        129,925
     Federal-Mogul Corp...........................................................       150          3,300
     Ford Motor Co................................................................     2,375         75,703
     Gannett Inc..................................................................     1,504        112,612
     General Motors Corp..........................................................       925         51,569
     Goodyear Tire & Rubber Co....................................................       617         31,698
     Harman International Industries Inc..........................................       314         17,466
     International Cabletel Inc...................................................     3,212         81,103(a)
     Interpublic Group Cos. Inc...................................................     1,473         69,967
     ITT Industries Inc...........................................................       436         10,682
     Knight Ridder Inc............................................................       274         10,481
     McDonalds Corp...............................................................     1,756         79,459
     Metromedia International Group Inc...........................................       398          3,930(a)
     Readers Digest Assoc. Inc. (Class A).........................................       146          5,877
     Rubbermaid Inc...............................................................       197          4,482
     Scholastic Corp..............................................................       240         16,140(a)
     TCI Satellite Entertainment Inc. (Class A)...................................       191          1,886(a)
     Tele-Communications Inc. (Series A)..........................................     2,883         37,659(a)
     Tele-Communications Inc. Liberty Media Group (Series A)......................     1,989         56,811(a)
     Time Warner, Inc.............................................................       791         29,662
                                                                                                -----------
                                                                                                  1,292,176
                                                                                                -----------
CONSUMER--STABLE-8.3%
     Anheuser Busch Cos. Inc......................................................     4,283        171,320
     Archer-Daniels Midland Co....................................................     1,242         27,324
     Avon Products Inc............................................................     1,027         58,668
     Coca Cola Co.................................................................       146          7,683
     Colgate Palmolive Co.........................................................       946         87,269
     Conagra Inc..................................................................       423         21,044
     CPC International Inc........................................................       747         57,893
     Duracell International Inc...................................................       230         16,071
     General Mills Inc............................................................       686         43,475
     Gillette Co..................................................................       168         13,062
     International Flavours.......................................................       487         21,915
     Kellogg Co...................................................................       249         16,341
     Kimberly Clark Corp..........................................................     1,760        167,640

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            61
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
     Nestle S.A. (Regd.)..........................................................        26         27,913
     Pepsico Inc..................................................................     8,232        240,786
     Philip Morris Cos. Inc.......................................................     2,483        279,648(g)
     Procter & Gamble Co..........................................................     1,846        198,445
     Ralston Purina Co............................................................       249         18,270
     Sara Lee Corp................................................................       773         28,794
                                                                                                -----------
                                                                                                  1,503,561
                                                                                                -----------
ENERGY-9.3%
     Amerada Hess Corp............................................................       162          9,376
     Amoco Corp...................................................................     1,980        159,390
     Anadarko Petroleum Co........................................................       578         37,426
     Atlantic Richfield Co........................................................       243         32,198
     Baker Hughes Inc.............................................................     1,361         46,954
     British Petroleum PLC ADR....................................................       149         21,065
     Burlington Resources Inc.....................................................     1,654         83,320
     Diamond Offshore Drilling Inc................................................       161          9,177(a)
     Elf Aquitaine SA.............................................................       150          6,788
     Exxon Corp...................................................................     3,263        319,774
     Halliburton Co...............................................................       462         27,836
     Louisiana Land & Exploration Co..............................................       189         10,135
     Mobil Corp...................................................................       961        117,482
     Nabors Industries Inc........................................................     1,069         20,578(a)
     Royal Dutch Petroleum Co. ADR................................................     1,388        237,001
     Schlumberger Ltd.............................................................     2,292        228,913
     Texaco Inc...................................................................     1,404        137,767
     Tosco Corp...................................................................       311         24,608
     Total S.A. ADR...............................................................       661         26,605
     Union Pacific Resources Group Inc............................................     1,153         33,725
     Unocal Corp..................................................................     2,240         91,000
                                                                                                -----------
                                                                                                  1,681,118
                                                                                                -----------
FINANCIAL-11.1%
     American Express Co..........................................................     2,805        158,482
     Bank of Boston Corp..........................................................       970         62,322
     Bank of New York Inc.........................................................     1,166         39,352
     BankAmerica Corp.............................................................       274         27,332
     Bankers Trust New York Corp..................................................        59          5,089

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

62                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
     Beneficial Corp..............................................................       651         41,257
     Boatmen's Bancshares Inc.....................................................       717         46,246
     Chase Manhattan Corp.........................................................       498         44,446
     Citicorp.....................................................................     2,836        292,108
     CMAC Investment Corp.........................................................       504         18,522
     Countrywide Credit Industries................................................       941         26,936
     Dean Witter Discover & Co....................................................     1,519        100,634
     Echelon International Corp...................................................        35            546
     Edwards A G Inc..............................................................       448         15,064
     Federal National Mortgage Assoc..............................................     8,283        308,542
     Mellon Bank Corp.............................................................       757         53,747
     Merrill Lynch & Co. Inc......................................................       225         18,338
     Morgan (J.P.) & Co. Inc......................................................     1,235        120,567
     Morgan Stanley Group Inc.....................................................       256         14,624
     Oasis Residential Inc........................................................       168          3,822
     Salomon Inc..................................................................       286         13,478
     Standard Federal Bancorporation..............................................       324         18,428
     State Street Boston Corp.....................................................       837         53,986
     T. Rowe Price & Associates...................................................       300         13,050
     Travelers Group Inc..........................................................     7,338        332,962
     Trizec Hahn Corp.............................................................       348          7,656(a)
     US Bancorp...................................................................       516         23,188
     Wells Fargo & Co.............................................................       551        148,632
                                                                                                -----------
                                                                                                  2,009,356
                                                                                                -----------
HEALTHCARE-10.1%
     Abbott Laboratories..........................................................     3,966        201,274
     Allergan Inc.................................................................     1,696         60,420
     American Home Products Corp..................................................     3,213        188,362
     Arrow International Inc......................................................       278          7,993
     Baxter International Inc.....................................................       829         33,989
     Bristol-Myers Squibb Co......................................................     2,459        267,416
     Cardinal Health Inc..........................................................       503         29,271
     Columbia/HCA Healthcare Corp.................................................       293         11,940
     Dentsply International Inc...................................................       238         11,305
     Eli Lilly & Co...............................................................     1,381        100,813
     Johnson & Johnson............................................................     4,092        203,577

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            63
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
     Lincare Holdings Inc.........................................................       335         13,735(a)
     Living Centers of America Inc................................................       483         13,403(a)
     Merck & Co. Inc..............................................................     2,908        230,459
     Pfizer Inc...................................................................     2,002        165,916
     Scherer (R.P.) Corp. Delaware................................................       512         25,728(a)
     Schering Plough Corp.........................................................     1,344         87,024
     Smithkline Beecham PLC ADR...................................................     2,085        141,780
     St. Jude Medical Inc.........................................................       125          5,328(a)
     Watson Pharmaceuticals Inc...................................................       426         19,143(a)
                                                                                                -----------
                                                                                                  1,818,876
                                                                                                -----------
INSURANCE-5.4%
     Aetna Inc....................................................................        25          2,000
     American International Group Inc.............................................     2,154        233,170
     Chubb Corp...................................................................       523         28,111
     Everest Reinsurance Holdings.................................................       166          4,773
     General Reinsurance Corp.....................................................       705        111,214
     ITT Hartford Group Inc.......................................................       408         27,540
     Lincoln National Corp........................................................     1,444         75,810
     Loews Corp...................................................................     1,864        175,682
     Marsh & McLennan Cos. Inc....................................................       781         81,224
     Provident Cos. Inc...........................................................     1,443         69,805
     Providian Corp...............................................................       452         23,221
     TIG Holdings Inc.............................................................     3,258        110,365
     UNUM Corp....................................................................       483         34,897
                                                                                                -----------
                                                                                                    977,812
                                                                                                -----------
RETAIL TRADE-3.6%
     American Stores Co...........................................................       747         30,534
     Arbor Drugs Inc..............................................................     1,720         29,885
     CVS Corp.....................................................................       300         12,413
     Dayton Hudson Corp...........................................................     1,044         40,977
     Eckerd Jack Corp.............................................................       147          4,704(a)
     Federated Department Stores Inc..............................................     1,164         39,721(a)
     General Nutrition Cos. Inc...................................................       398          6,716(a)
     Home Depot Inc...............................................................     1,718         86,115
     Lowes Cos. Inc...............................................................       176          6,248
     May Department Stores Co.....................................................       262         12,249

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

64                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
     Office Max Inc...............................................................       365          3,878(a)
     Penney J C Inc...............................................................       225         10,969
     Price Costco Inc.............................................................     1,331         33,441(a)
     Sears Roebuck & Co...........................................................     2,487        114,713
     Toys 'R Us Inc...............................................................     2,563         76,890(a)
     Wal Mart Stores Inc..........................................................     6,268        143,380
                                                                                                -----------
                                                                                                    652,833
                                                                                                -----------
SOFTWARE & SERVICES-3.2%
     Computer Associates International Inc........................................     1,233         61,342
     Electronic Data Systems Corp.................................................       479         20,717
     Equifax Inc..................................................................     4,995        152,972
     First Data Corp..............................................................     4,246        154,979
     Informix Corp................................................................       249          5,073(a)
     Intuit Inc...................................................................       293          9,229(a)
     Microsoft Corp...............................................................       398         32,885(a)
     Reuters Holdings PLC ADR (Class B)...........................................     1,882        143,973
                                                                                                -----------
                                                                                                    581,170
                                                                                                -----------
TECHNOLOGY-6.1%
     3Com Corp....................................................................       415         30,451(a)
     Applied Materials Inc........................................................       736         26,450(a)
     Cisco Systems Inc............................................................       862         54,845(a)
     DSC Communications Corp......................................................       292          5,220(a)
     Hewlett Packard Co...........................................................     4,060        204,015
     Intel Corp...................................................................     2,529        331,141
     International Business Machines Corp.........................................     1,677        253,227
     Lucent Technologies Inc......................................................       392         18,130
     Motorola Inc.................................................................       440         27,005
     Northern Telecom Ltd.........................................................       354         21,904
     Perkin Elmer Corp............................................................        56          3,297
     Pitney Bowes Inc.............................................................       375         20,437
     Rockwell International Corp..................................................       349         21,245(a)
     Storage Technology Corp......................................................       166          7,906(a)
     Varian Associates Inc........................................................       898         45,686
     Xerox Corp...................................................................       428         22,523
                                                                                                -----------
                                                                                                  1,093,482
                                                                                                -----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            65
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                     NUMBER
                                                                                    OF SHARES    VALUE ($)
                                                                                    ---------   -----------
TRANSPORTATION-1.3%
     Burlington Northern Santa Fe.................................................       890         76,874
     Canadian Pacific Ltd. (new)..................................................     1,307         34,635
     Continental Airlines Inc. (Class B)..........................................       255          7,204(a)
     Delta Air Lines Inc..........................................................       249         17,648
     Pittston Brinks Group........................................................       460         12,420
     Union Pacific Corp...........................................................     1,300         78,162
                                                                                                -----------
                                                                                                    226,943
                                                                                                -----------
UTILITIES-6.4%
     Airtouch Communications Inc..................................................     5,472        138,168(a)
     Allegheny Power Systems Inc..................................................       393         11,937
     American Electric Power Inc..................................................       591         24,305
     American Telephone & Telegraph Corp..........................................     3,668        159,558
     Bellsouth Corp...............................................................     1,663         67,144
     Duke Power Co................................................................       864         39,960
     El Paso Natural Gas Co.......................................................        61          3,081
     Enron Corp...................................................................        75          3,234
     Florida Progress Corp........................................................       590         19,028
     FPL Group Inc................................................................       958         44,068
     Frontier Corp................................................................       325          7,353
     GTE Corp.....................................................................     5,093        231,731
     MCI Communications Corp......................................................     3,200        104,600
     Mobile Telecommunication Technologies Corp...................................       235          1,998(a)
     NYNEX Corp...................................................................       884         42,542
     Pacificorp...................................................................     1,918         39,319(g)
     Pinnacle West Capital Corp...................................................       430         13,653
     Portland General Corp........................................................       136          5,712
     Public Service Co. Colorado..................................................       548         21,303
     SBC Communications Inc.......................................................     1,790         92,632
     Scana Corp...................................................................       266          7,116
     Sonat Inc....................................................................       822         42,333
     Southern Co..................................................................       904         20,453
     Vanguard Cellular Systems Inc. (Class A).....................................       576          9,072
                                                                                                -----------
                                                                                                  1,150,300
                                                                                                -----------
     Total Common Stock
            (Cost $12,680,498)....................................................               15,791,472
                                                                                                -----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

66                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                  PRINCIPAL
                                                                                  AMOUNT ($)    VALUE ($)
                                                                                  ----------   -----------
CONVERTIBLE BONDS-0.1%
     Berkshire Hathaway Inc.
       1.00%    12/02/01........................................................      7,000          6,510
     Charming Shoppes Inc.
       7.50%    07/15/06........................................................      6,000          5,970
     Continental Airlines Inc.
       6.75%    04/15/06........................................................     11,000         12,403(b)
                                                                                               -----------
     Total Convertible Bonds
            (Cost $23,696)......................................................                    24,883
                                                                                               -----------

                                                                                    NUMBER
                                                                                  OF SHARES       VALUE
                                                                                  ----------   -----------
PREFERRED STOCK-0.7%
     Airtouch Communications Inc. (Class B), 6.00%..............................        272          7,412
     Airtouch Communications Inc. (Class C), 4.25%..............................        207          9,367
     Continental Airlines Finance Trust, 8.50%..................................         71          4,739
     Continental Airlines Finance Trust, 8.50%..................................        224         14,952(b)
     Microsoft Corp. (Series A), 2.20%..........................................        764         61,215
     Occidental Petroleum Corp., 7.75%..........................................        319         18,183(b)
                                                                                               -----------
     Total Preferred Stock
            (Cost $113,886).....................................................                   115,868
                                                                                               -----------
     Total Investments in Securities
            (Cost $12,818,080)..................................................                15,932,223
                                                                                               -----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            67
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                  PRINCIPAL
                                                                                  AMOUNT ($)    VALUE ($)
                                                                                  ----------   -----------
SHORT TERM INVESTMENTS-11.4%
U.S. GOVERNMENT AGENCIES AND TIME DEPOSITS-11.4%
     Federal Home Loan Mortgage Corp.
     5.27%    01/03/97..........................................................    600,000        599,825(d)
     5.34%    01/30/97..........................................................    600,000        597,419(d)
     Federal National Mortgage Assoc.
     5.28%    01/21/97..........................................................    500,000        498,533(d)
     State Street Cayman Islands
     6.25%    01/02/97..........................................................    370,000        370,000
                                                                                               -----------
     Total Short Term Investments
            (Cost $2,065,777)...................................................                 2,065,777
     Other Assets and Liabilities, net 0.2%.....................................                    28,541
                                                                                               -----------
NET ASSETS-100%.................................................................               $18,026,541
                                                                                               -----------
                                                                                               -----------

OTHER INFORMATION
--------------------------------------------------------------------------------

  The GE U.S. Equity Portfolio had the following long Futures Contract open at December 31, 1996:

                 EXPIRATION         NUMBER         UNDERLYING      UNREALIZED
DESCRIPTION         DATE         OF CONTRACTS      FACE VALUE         LOSS
------------     -----------     -------------     -----------     -----------
S&P 500          March 1997            5           $1,861,250        $8,850

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

68                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------    ----------
COMMON STOCK-96.8%
AUSTRALIA-4.3%
     Brambles Industries Ltd...................................................      12,808       249,929
     Burns Philip & Co.........................................................      58,396       103,972
                                                                                                ----------
                                                                                                  353,901
                                                                                                ----------
AUSTRIA-2.9%
     Flughafen Wien AG.........................................................       1,219        62,141
     VA Technologie AG.........................................................       1,124       176,408
                                                                                                ----------
                                                                                                  238,549
                                                                                                ----------
CZECH REPUBLIC-0.9%
     Komercni Banka A.S........................................................       2,841        76,991 (a,b)
                                                                                                ----------
FINLAND-2.8%
     KCI Konecranes International..............................................       4,246       133,841 (a)
     Valmet Corp...............................................................       5,594        98,503 (a)
                                                                                                ----------
                                                                                                  232,344
                                                                                                ----------
FRANCE-11.3%
     Alcatel Alsthom...........................................................         925        74,307
     Carrefour.................................................................         456       296,705
     Coflexip ADR..............................................................       6,158       161,648 (a)
     Total S.A. (Class B)......................................................       2,944       239,446
     Valeo.....................................................................       2,545       156,963
                                                                                                ----------
                                                                                                  929,069
                                                                                                ----------
GERMANY-10.3%
     Deutsche Bank AG..........................................................       2,162       101,019
     Fresenius Medical Care Inc. AG ADR........................................   500......        40,275 (a)
     Gehe AG...................................................................       1,177        75,341
     Sap AG....................................................................         276        38,562
     SGL Carbon AG.............................................................       1,217       153,430
     Siemens AG................................................................       3,990       187,987
     Veba AG...................................................................       4,278       247,428
                                                                                                ----------
                                                                                                  844,042
                                                                                                ----------
HONG KONG-3.0%
     HSBC Holdings.............................................................       5,268       112,723
     Hutchison Whampoa Ltd.....................................................      16,900       132,739
                                                                                                ----------
                                                                                                  245,462
                                                                                                ----------
INDONESIA-0.7%
     Astra International.......................................................      20,500        56,414
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE International Equity Portfolio                   69
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------    ----------
ITALY-7.2%
     Edison SPA................................................................      18,915       119,700
     ENI SPA...................................................................      15,104        77,511
     Gucci Group N.V. ADR......................................................       1,361        86,934
     IMI.......................................................................      12,253       105,003
     Industrie Natuzzi Spa ADR.................................................       3,028        69,644
     Telecom Italia Mobile.....................................................      51,052       129,060
                                                                                                ----------
                                                                                                  587,852
                                                                                                ----------
JAPAN-15.4%
     Canon Inc.................................................................      10,000       221,052
     Credit Saison Co..........................................................       4,700       105,112
     DDI Corp..................................................................          22       145,514
     Honda Motor Co............................................................       4,000       114,325
     Ito Yokado Co.............................................................       1,000        43,520
     Murata Manufacturing Co...................................................       3,000        99,732
     Rohm Co...................................................................       3,000       196,874
     Secom Co..................................................................       3,000       181,591
     Suzuki Motor Corp.........................................................       9,000        82,376
     Tokyo Steel Manufacturing.................................................       5,000        71,237
                                                                                                ----------
                                                                                                1,261,333
                                                                                                ----------
MALAYSIA-2.3%
     AMMB Holdings Berhad......................................................      10,000        83,944
     Telekom Malaysia..........................................................      12,000       106,909
                                                                                                ----------
                                                                                                  190,853
                                                                                                ----------
MEXICO-1.1%
     Grupo Carso S.A. de C.V. ADR..............................................       7,714        80,997
     Grupo Financiero Bancomer S.A. ADR (Series C).............................   1,415....        11,497 (a,b)
     Grupo Financiero Inbursa S.A. de C.V. ADR.................................   108......         1,830
                                                                                                ----------
                                                                                                   94,324
                                                                                                ----------
NETHERLANDS-5.5%
     Endemol Entertainment BV..................................................       2,125        70,772 (a)
     IHC Caland N.V............................................................       2,082       119,023
     ING Groep N.V.............................................................       4,310       155,275
     Polygram N.V..............................................................       2,097       106,884
                                                                                                ----------
                                                                                                  451,954
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

70                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------    ----------
NEW ZEALAND-0.9%
     Carter Holt Harvey Ltd....................................................      33,152        75,234
                                                                                                ----------
PERU-0.7%
     Telefonica del Peru S.A. ADR (Class B)....................................   2,940....        55,493
                                                                                                ----------
PHILIPPINES-1.8%
     Metro Bank & Trust Co.....................................................       1,875        46,340
     San Miguel Corp...........................................................      22,600        99,681
                                                                                                ----------
                                                                                                  146,021
                                                                                                ----------
PORTUGAL-1.2%
     Banco Comercial Portugues ADR.............................................   7,221....        95,240
                                                                                                ----------
SOUTH KOREA-0.9%
     Korea Electric Power......................................................       2,450        71,325
                                                                                                ----------
SPAIN-1.3%
     Repsol S.A................................................................       2,753       105,603
                                                                                                ----------
SWEDEN-3.1%
     Autoliv AB................................................................       3,776       165,549
     Getinge Intustrier AB.....................................................       4,728        93,244
                                                                                                ----------
                                                                                                  258,793
                                                                                                ----------
SWITZERLAND-8.0%
     ABB AG....................................................................         157       195,297
     Nestle S.A. (Regd.).......................................................         132       141,714
     Novartis AG...............................................................         119       136,292
     Roche Holdings AG.........................................................          10        77,811
     Schw Rueckversicher (Regd.)...............................................          75        80,071
     Tag Heuer.................................................................         186        30,016 (a)
                                                                                                ----------
                                                                                                  661,201
                                                                                                ----------
THAILAND-0.5%
     Siam Cement Co. Ltd.......................................................       1,200        37,620
                                                                                                ----------
UNITED KINGDOM-10.7%
     EMI Group.................................................................       4,927       116,464
     Granada Group.............................................................       8,570       126,707
     Medeva....................................................................      46,917       204,162
     Reed International........................................................       8,384       157,712

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE International Equity Portfolio                   71
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------    ----------
     Siebe.....................................................................      13,394       248,743
     Thorn.....................................................................       4,830        20,935
                                                                                                ----------
                                                                                                  874,723
                                                                                                ----------
     Total Common Stock
            (Cost $6,279,640)..................................................                 7,944,341
                                                                                                ----------

                                                                                  PRINCIPAL
                                                                                  AMOUNT ($)      VALUE
                                                                                  ----------    ----------
SHORT TERM INVESTMENTS-2.9%
TIME DEPOSIT-2.9%
     State Street Cayman Islands
     6.25%    01/02/97
            (Cost $240,000)                                                         240,000       240,000
     Other Assets and Liabilities, net 0.3%....................................                    20,688
                                                                                                ----------
NET ASSETS-100%................................................................                 $8,205,029
                                                                                                ----------
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

72                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
BONDS AND NOTES-96.9%
U.S. TREASURIES-37.9%
     U.S. Treasury Bonds
     6.75%     08/15/26..........................................................    276,000       278,070(g)
     8.125%    08/15/19..........................................................    142,000       164,254(g)
                                                                                                ----------
                                                                                                   442,324
                                                                                                ----------
     U.S. Treasury Notes
     5.625%    02/28/01..........................................................    131,000       128,401(g)
     5.875%    10/31/98-11/15/99.................................................    284,000       283,336(g)
     6.00%     12/31/01..........................................................     77,000        76,711
     6.125%    05/31/97-08/31/98.................................................    149,000       149,636(g)
     6.25%     10/31/01..........................................................     31,000        31,029(g)
     6.375%    09/30/01..........................................................    202,000       203,200(g)
     6.50%     10/15/06..........................................................    100,000       100,547(g)
     6.625%    07/31/01..........................................................     13,000        13,207
     6.625%    06/30/01..........................................................    122,000       123,963(g)
     7.00%     07/15/06..........................................................    114,000       118,436(g)
     7.75%     12/31/99..........................................................    353,000       369,217(g)
                                                                                                ----------
                                                                                                 1,597,683
                                                                                                ----------
     Total U.S. Treasuries
            (Cost $2,039,165)....................................................                2,040,007
                                                                                                ----------
ASSET BACKED-2.0%
     Advanta Mortgage Loan Trust Corp.
     6.30%     07/25/25..........................................................      6,391         6,201
     CIT RV Owner Trust
     5.40%     12/15/11..........................................................      8,024         7,912
     First Plus Home Input Loan Trust
     7.80%     03/20/16..........................................................     10,000        10,231
     Fleetwood Credit Grantor Trust
     6.90%     03/15/12..........................................................     12,320        12,432
     Ford Credit Auto Loan Master Trust
     5.50%     02/15/03..........................................................      9,000         8,688
     Lehman FHA Title I Loan Trust
     7.83%     09/25/17..........................................................     10,000        10,244
     MBNA Master Credit Card Trust
     5.40%     09/15/00..........................................................      9,000         8,893

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Fixed Income Portfolio                           73
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     Provident Bank Home Equity Loan Trust
     7.60%     10/25/12..........................................................     13,574        13,748
     Standard Credit Card Master Trust
     5.95%     10/07/04..........................................................     12,000        11,535
     The Money Store Home Equity Trust
     7.50%     01/15/26..........................................................     14,000        14,149
     7.90%     10/15/22..........................................................      6,000         6,150
                                                                                                ----------
     Total Asset Backed
            (Cost $109,014)......................................................                  110,183
                                                                                                ----------
CORPORATE NOTES-20.9%
     Argentaria Capital Fund
     6.375%    02/14/06..........................................................     30,000        28,406
     Barnett Capital Trust
     7.95%     12/01/26..........................................................      7,000         6,926(b)
     Bell Telephone Co.-Canada
     9.50%     10/15/10..........................................................     35,000        42,222
     Camden Property Trust
     7.00%     11/15/06..........................................................      7,000         6,790
     Capital One Bank
     6.43%     06/29/98..........................................................     50,000        50,035
     Carter Holt Harvey Ltd.
     8.875%    12/01/04..........................................................     50,000        55,381
     China International Trust & Investment Corp.
     9.00%     10/15/06..........................................................     10,000        11,045
     Circus Circus Enterprises Inc.
     6.70%     11/15/96..........................................................     10,000         9,835
     Deutsche Bank Financial Inc.
     6.70%     12/13/06..........................................................     20,000        19,627
     Dresser Industries Inc.
     7.60%     08/15/96..........................................................     23,000        23,481
     Enersis S.A.
     7.40%     12/01/16..........................................................     10,000         9,702
     Federated Department Stores Inc.
     10.00%    02/15/01..........................................................     50,000        54,311
     First Security Capital
     8.41%     12/15/26..........................................................      7,000         7,157(b)

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

74                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     General Motors Corp.
     8.89%     08/18/03..........................................................     25,000        27,576
     Great Atlantic & Pacific Tea Inc.
     9.125%    01/15/98..........................................................     50,000        51,285
     Guangdong International Trust & Investment Corp.
     8.75%     10/24/16..........................................................     10,000        10,291
     HSBC Finance Nederland B.V.
     7.40%     04/15/03..........................................................     50,000        50,943(b)
     Hydro-Quebec
     8.05%     07/07/24..........................................................     60,000        65,971
     ITT Corp.
     6.25%     11/15/00..........................................................      7,000         6,887
     Joy Technologies Inc.
     10.25%    09/01/03..........................................................     50,000        54,872
     Korea Electric Power Corp.
     7.75%     04/01/13..........................................................     10,000        10,313
     Landeskreditbank Baden
     7.875%    04/15/04..........................................................     25,000        26,633
     Lehman Brothers Holdings Inc.
     6.84%     09/25/98..........................................................     25,000        25,190
     Loewen Group International Inc.
     7.50%     04/15/01..........................................................     25,000        25,088
     Morgan Stanley Finance PLC
     8.03%     02/28/17..........................................................      5,000         5,013
     National Bank Hungary
     8.875%    11/01/13..........................................................     30,000        32,494
     New York State Dormitory Authority Revenues
     6.32%     04/01/99..........................................................     15,000        15,014
     News America Holdings Inc.
     8.15%     10/17/36..........................................................     45,000        44,245
     North Atlantic Energy Corp.
     9.05%     06/01/02..........................................................     47,000        47,303
     Paramount Communications Inc.
     5.875%    07/15/00..........................................................     50,000        48,304
     Petroleos Mexicanos
     7.75%     10/29/99..........................................................     15,000        14,944(b)

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Fixed Income Portfolio                           75
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     Provident Capital Trust
     8.60%     12/01/26..........................................................      5,000         5,071(b)
     Reliance Industries Ltd.
     10.375%   06/24/16..........................................................      5,000         5,399(b)
     10.50%    08/06/46..........................................................      5,000         5,350(b)
     Republic of Poland
     3.75%     10/27/14..........................................................     10,000         8,463
     Riggs Capital Trust
     8.625%    12/31/26..........................................................     10,000        10,094(b)
     RJR Nabisco Inc.
     8.00%     07/15/01..........................................................     50,000        50,161
     Tele-Communications Inc.
     8.25%     01/15/03..........................................................     35,000        35,344
     Time Warner Entertainment Co. L.P.
     10.15%    05/01/12..........................................................     50,000        59,968
     United Co. Financial Corp.
     7.00%     07/15/98..........................................................     50,000        50,244
     Union Electric Co.
     7.69%     12/15/36..........................................................     10,000         9,856
                                                                                                ----------
     Total Corporate Notes
            (Cost $1,111,398)....................................................                1,127,234
                                                                                                ----------
MORTGAGE-BACKED-36.1%
     Federal Home Loan Mortgage Corp.
     6.50%     03/01/04-07/01/09.................................................     45,622        45,123
     7.50%     06/01/24-10/01/25.................................................    206,867       207,331
     9.00%     02/01/17..........................................................     71,590        76,042
                                                                                                ----------
                                                                                                   328,496
                                                                                                ----------
     Federal National Mortgage Assoc.
     6.50%     01/01/04-04/01/26.................................................     78,825        76,126
     7.00%     04/01/26-05/01/26.................................................    116,164       113,586
     7.50%     11/01/22-04/01/24.................................................     43,306        43,468
                                                                                                ----------
                                                                                                   233,180
                                                                                                ----------
     Government National Mortgage Assoc.
     7.50%     02/15/23-08/15/23.................................................    204,576       205,533
     8.00%     03/15/23-12/15/23.................................................    121,204       124,259
     8.50%     10/15/17..........................................................    185,970       197,162

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

76                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     9.00%     08/15/18..........................................................     77,326        82,633
     9.00%     TBA...............................................................     21,000        22,555(c)
     9.50%     06/15/17..........................................................     73,753        80,090
                                                                                                ----------
                                                                                                   712,232
                                                                                                ----------
     Mid-State Trust
     8.33%     04/01/30..........................................................    108,862       114,714
                                                                                                ----------
     COLLATERALIZED MORTGAGE OBLIGATIONS
     Aetna Commercial Mortgage Trust
     6.422%    12/26/30..........................................................     37,847        37,871
     DLJ Mortgage Acceptance Corp.
     6.85%     12/17/27..........................................................     40,000        39,913(b)
     7.29%     11/12/21..........................................................     10,000        10,250(b)
     8.72%     06/28/26..........................................................     20,856        21,188(b)
     Federal Home Loan Mortgage Corp.
     7.00%     07/01/26..........................................................    136,650        47,315(f)
     1009%     09/15/21..........................................................        166         5,966(f)
     Federal National Mortgage Assoc.
     7.12%     09/25/23..........................................................     27,192        17,335(d,e)
     7.41%     03/25/21..........................................................     18,000        18,473
     8.00%     02/01/23..........................................................     58,188        17,893(f)
     8.50%     07/25/22..........................................................     22,405         6,853(f)
     9.41%     09/25/23..........................................................     35,000        22,137(d,e)
     Federal National Mortgage Assoc. REMIC
     6.61%     08/25/23..........................................................     42,680        31,503(d,e)
     6.78%     09/25/22..........................................................     17,133        13,679(d,e)
     6.856%    06/17/11..........................................................     11,000        11,028
     7.12%     09/25/23..........................................................      7,556         4,817(d,e)
     7.14%     07/25/20..........................................................     19,000        15,865(d,e)
     10.88%    10/25/23..........................................................     14,293        10,970(d,e)
     LB Commercial Conduit Mortgage Trust
     7.141%    08/25/04..........................................................     63,661        64,556
     7.416%    10/25/26..........................................................     17,955        18,342
     Merrill Lynch Mortgage Investor's Inc.
     7.113%    05/25/15..........................................................     22,784        23,097
     7.252%    06/15/21..........................................................     74,315        75,546

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Fixed Income Portfolio                           77
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     Structured Asset Securities Corp.
     9.087%    09/25/31..........................................................     39,435        41,173
                                                                                                ----------
                                                                                                   555,770
                                                                                                ----------
     Total Mortgage-Backed
            (Cost $1,921,233)....................................................                1,944,392
                                                                                                ----------
     Total Bonds and Notes
            (Cost $5,180,810)....................................................                5,221,816
                                                                                                ----------

                                                                                     NUMBER
                                                                                   OF SHARES      VALUE
                                                                                   ----------   ----------
PREFERRED STOCK-1.0%
     Appalachian Power Co. (Series A), 8.25%.....................................  80.......         2,010
     Central Hispano Capital, 9.43%..............................................  400......        10,600
     Entergy Gulf States Inc., $1.75.............................................  500......        12,539
     Equity Residential Properties Trust, 9.125%.................................        250         6,437
     Grand Metropolitan Delaware, 9.42%..........................................  400......        11,200
     National Rural Utilities Cooperative Finance Corp., 8.00%...................  120......         2,985
     Security Capital Industrial Trust, 8.54%....................................  170......         8,623
                                                                                                ----------
     Total Preferred Stock
            (Cost $52,704).......................................................                   54,394
                                                                                                ----------
     Total Investments in Securities
            (Cost $5,233,514)....................................................                5,276,210
                                                                                                ----------


                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)     VALUE
                                                                                   ----------   ----------
SHORT TERM INVESTMENTS-1.9%
U.S. GOVERNMENT AGENCY-1.9%
     Federal Home Loan Mortgage Corp.
     5.34%     01/30/97
            (Cost $99,570).......................................................    100,000        99,570(d)
     Other Assets and Liabilities, net 0.2%......................................                   11,915
                                                                                                ----------
NET ASSETS-100%..................................................................               $5,387,695
                                                                                                ----------
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

78                           Variable Investment Trust-GE Money Market Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                                                  PRINCIPAL     AMORTIZED
                                                                                  AMOUNT ($)     COST ($)
                                                                                  ----------    ----------
SHORT TERM INVESTMENTS-99.8%
U.S. GOVERNMENTS(D)-47.0%
     Federal Home Loan Bank
     5.22%     01/09/97........................................................     100,000         99,884
     5.24%     01/03/97........................................................     200,000        199,942
     5.49%     03/06/97........................................................     200,000        198,048
                                                                                                ----------
                                                                                                   497,874
                                                                                                ----------
     Federal Home Loan Mortgage Corp.
     5.19%     03/07/97........................................................     100,000         99,063
     5.22%     06/13/97........................................................     150,000        146,455
     5.23%     02/14/97........................................................     200,000        198,723
     5.70%     01/02/97........................................................     110,000        109,982
                                                                                                ----------
                                                                                                   554,223
                                                                                                ----------
     Federal National Mortgage Assoc.
     5.21%     05/12/97........................................................     160,000        156,972
     5.22%     03/06/97........................................................     110,000        108,979
     5.23%     02/18/97-02/26/97...............................................     360,000        357,269
     5.25%     01/16/97........................................................     200,000        199,563
     5.27%     01/03/97........................................................     190,000        189,944
                                                                                                ----------
                                                                                                 1,012,727
                                                                                                ----------
     Total U.S. Governments
            (Cost $2,064,824)..................................................                  2,064,824
                                                                                                ----------
COMMERCIAL PAPER(D)-22.5%
     Abbey National PLC
     5.27%     02/18/97........................................................     180,000        178,735
     Chase Manhattan Corp.
     5.313%    01/15/97........................................................     160,000        160,000
     First Union Corp.
     5.29%     02/19/97........................................................     130,000        129,064
     Merrill Lynch & Co. Inc.
     5.30%     02/14/97........................................................     160,000        158,964
     Morgan (J.P.) & Co. Inc.
     5.30%     01/16/97........................................................     200,000        199,558
     Norwest Corp.
     5.30%     01/17/97........................................................     160,000        159,623
                                                                                                ----------
     Total Commercial Paper
            (Cost $985,944)....................................................                    985,944
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Money Market Portfolio                           79
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996, CONTINUED

                                                                                  PRINCIPAL     AMORTIZED
                                                                                  AMOUNT ($)     COST ($)
                                                                                  ----------    ----------
CERTIFICATES OF DEPOSIT-28.0%
     Algemene Bank Nederland N.V.
     5.38%     01/17/97........................................................     180,000        180,000
     Bank of Nova Scotia
     5.51%     01/06/97........................................................     200,000        200,000
     Bayerische Hypotheken Bank
     5.35%     02/21/97........................................................     150,000        150,000
     Credit Suisse
     5.36%     02/11/97........................................................     200,000        200,000
     Dresdner Bank AG
     5.36%     02/11/97........................................................     150,000        150,000
     Royal Bank of Canada
     5.35%     03/13/97........................................................     150,000        150,000
     Societe Generale
     5.50%     01/02/97........................................................     200,000        200,000
                                                                                                ----------
     Total Certificates of Deposit
            (Cost $1,230,000)..................................................                  1,230,000
                                                                                                ----------
TIME DEPOSIT-2.3%
     State Street Cayman Islands
     6.25%     01/02/97
          (Cost $100,000)......................................................     100,000        100,000
                                                                                                ----------
     Total Short Term Investments
            (Cost $4,380,768)..................................................                  4,380,768
     Other Assets and Liabilities, net 0.2%....................................                      9,706
                                                                                                ----------
NET ASSETS-100%................................................................                 $4,390,474
                                                                                                ----------
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

80                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $45,538, $88,488 and $177,235 or 0.3%, 1.1% and 3.3% of net assets for the
      GE U.S. Equity, GE International Equity and GE Fixed Income Portfolios, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the principal only holder.

(f) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(g) At December 31, all or a portion of this security was pledged to cover collateral requirements for futures and TBA's.

ABBREVIATIONS:

ADR--American Depositary Receipt

REMIC--Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------

Variable Investment Trust                                                     81
--------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

82                                                     Variable Investment Trust
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                      GE U.S.     GE INTERNATIONAL    GE FIXED     GE MONEY
                                                      EQUITY           EQUITY          INCOME       MARKET
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                    -----------   ----------------   ----------   ----------
ASSETS
Investments in securities, at market (cost
  $12,818,080, $6,279,640, $5,233,514 and $0,
  respectively).................................... $15,932,223      $7,944,341      $5,276,210   $   --
Short term investments (at amortized cost).........   2,065,777         240,000          99,570    4,380,768
Cash...............................................      11,467           7,321          --           12,689
Foreign currency (cost $14,164, $17,455, $0, and
  $0, respectively)................................      14,300          17,516          --           --
Receivable for investments sold....................      68,070        --                11,881       --
Income receivables.................................      28,173          12,398          70,188       12,912
Receivable for fund shares sold....................         455              96             458           61
Deferred organizational costs......................       9,476           9,476           9,476        9,476
                                                    -----------   ----------------   ----------   ----------
Total assets.......................................  18,129,941       8,231,148       5,467,783    4,415,906
                                                    -----------   ----------------   ----------   ----------
LIABILITIES
Payable to custodian...............................     --             --                17,398       --
Distributions payable to shareholders..............     --             --                 5,531        3,378
Payable for investments purchased..................      31,067        --                36,243       --
Payable for fund shares repurchased................       2,510             650           4,672        8,781
Payable to GEIM....................................      33,323          25,469          16,244       13,273
Variation margin payable...........................      36,500        --                --           --
                                                    -----------   ----------------   ----------   ----------
Total liabilities..................................     103,400          26,119          80,088       25,432
                                                    -----------   ----------------   ----------   ----------
NET ASSETS......................................... $18,026,541      $8,205,029      $5,387,695   $4,390,474
                                                    -----------   ----------------   ----------   ----------
                                                    -----------   ----------------   ----------   ----------
NET ASSETS CONSIST OF:
     Capital paid in............................... $14,472,431      $6,487,478      $5,364,664   $4,383,902
     Undistributed (overdistributed) net investment
       income......................................         267            (320)         (3,063)       6,590
     Accumulated net realized gain (loss)..........     448,301          53,310         (16,602)         (18)
     Net unrealized appreciation/(depreciation) on:
       Investments.................................   3,114,143       1,664,701          42,696       --
       Futures.....................................      (8,850)       --                --           --
       Foreign currency transactions...............         249            (140)         --           --
                                                    -----------   ----------------   ----------   ----------
NET ASSETS......................................... $18,026,541      $8,205,029      $5,387,695   $4,390,474
                                                    -----------   ----------------   ----------   ----------
                                                    -----------   ----------------   ----------   ----------

Shares outstanding ($.001 par value)...............     853,799         447,428         455,230    4,390,492
Net asset value, offering and redemption price per
  share............................................ $     21.11      $    18.34      $    11.84   $     1.00

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

Variable Investment Trust                                                     83
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          GE U.S.     GE INTERNATIONAL   GE FIXED    GE MONEY
                                                           EQUITY          EQUITY         INCOME      MARKET
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO   PORTFOLIO
                                                         ----------   ----------------   ---------   --------
INVESTMENT INCOME
Income:
    Dividends..........................................  $  275,363      $  132,290      $   2,452   $ --
    Interest...........................................     107,174           7,556        329,458   277,249
    Less: Foreign taxes withheld.......................      (2,464)        (16,606)           (38)    --
                                                         ----------   ----------------   ---------   --------
Total income...........................................     380,073         123,240        331,872   277,249
                                                         ----------   ----------------   ---------   --------
EXPENSES:
    Advisory and administration fees...................      80,400          63,053         23,311    15,468
    Transfer agent.....................................       8,000           8,000          8,000     8,000
    Trustees' fees.....................................       7,579           5,400          2,727     4,292
    Custody and accounting.............................       1,441           1,027            520       815
    Legal..............................................       9,474           6,749          3,411     5,368
    Audit..............................................      18,949          13,498          6,822    10,734
    Amortization of deferred organization expense......       3,159           3,159          3,159     3,159
                                                         ----------   ----------------   ---------   --------
Total expenses before waiver...........................     129,002         100,886         47,950    47,836
Less: Expenses waived or borne by the advisor..........     (12,056)        (11,870)       (12,983)  (22,056 )
                                                         ----------   ----------------   ---------   --------
Net expenses...........................................     116,946          89,016         34,967    25,780
                                                         ----------   ----------------   ---------   --------
Net investment income..................................     263,127          34,224        296,905   251,469
                                                         ----------   ----------------   ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
    Investments........................................     884,271         342,314        (20,980)      (18 )
    Futures............................................     198,575        --               --         --
    Written options....................................       1,136        --                  199     --
    Foreign currency transactions......................        (456)         (7,865)        --         --
Increase (decrease) in unrealized
  appreciation/(depreciation) on:
    Investments........................................   1,573,757         732,271       (101,681)    --
    Futures............................................      (9,425)       --               --         --
    Foreign currency transactions......................         249           2,846         --         --
                                                         ----------   ----------------   ---------   --------
Net realized and unrealized gain (loss) on
  investments..........................................   2,648,107       1,069,566       (122,462)      (18 )
                                                         ----------   ----------------   ---------   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $2,911,234      $1,103,790      $ 174,443   $251,451
                                                         ----------   ----------------   ---------   --------
                                                         ----------   ----------------   ---------   --------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

84                                                     Variable Investment Trust
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       GE U.S. EQUITY PORTFOLIO            GE INTERNATIONAL EQUITY PORTFOLIO
                                                -------------------------------------   -------------------------------------
                                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1996   DECEMBER 31, 1995
                                                -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................     $   263,127         $   203,448         $    34,224         $    79,849
  Net realized gain (loss) on investments,
     futures, written options, and foreign
     currency transactions....................       1,083,526           1,196,378             334,449             446,218
  Net increase (decrease) in unrealized
     appreciation/(depreciation)..............       1,564,581           1,540,961             735,117             929,444
                                                -----------------   -----------------   -----------------   -----------------
  Net increase from operations................       2,911,234           2,940,787           1,103,790           1,455,511
                                                -----------------   -----------------   -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................        (266,657)           (207,780)            (32,331)            (53,453)
  Net realized gains..........................      (1,569,398)           (260,666)           (702,363)            (60,193)
                                                -----------------   -----------------   -----------------   -----------------
Total distributions...........................      (1,836,055)           (468,446)           (734,694)           (113,646)
                                                -----------------   -----------------   -----------------   -----------------
Increase (decrease) in net assets from
   operations and distributions...............       1,075,179           2,472,341             369,096           1,341,865
                                                -----------------   -----------------   -----------------   -----------------

SHARE TRANSACTIONS:
  Proceeds from sale of shares................       6,384,529          16,940,648             941,134          14,329,796
  Value of distributions reinvested...........       1,836,055              86,880             734,691              17,380
  Cost of shares redeemed.....................        (340,318)        (10,448,773)           (203,915)         (9,345,018)
                                                -----------------   -----------------   -----------------   -----------------
Net increase (decrease) from
  share transactions..........................       7,880,266           6,578,755           1,471,910           5,002,158
                                                -----------------   -----------------   -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......       8,955,445           9,051,096           1,841,006           6,344,023

NET ASSETS
Beginning of year.............................       9,071,096              20,000           6,364,023              20,000
                                                -----------------   -----------------   -----------------   -----------------
End of year...................................     $18,026,541         $ 9,071,096         $ 8,205,029         $ 6,364,023
                                                -----------------   -----------------   -----------------   -----------------
                                                -----------------   -----------------   -----------------   -----------------

Undistributed (overdistributed) net
  investment income, end of year..............     $       267         $  --               $      (320)        $     5,059
                                                -----------------   -----------------   -----------------   -----------------
                                                -----------------   -----------------   -----------------   -----------------

CHANGES IN PORTFOLIO SHARES:
Shares sold by subscription...................         313,305             998,802              51,543             901,233
Issued for distributions reinvested...........          85,239               4,523              40,501               1,002
Shares redeemed...............................         (15,566)           (533,837)            (10,953)           (537,231)
                                                -----------------   -----------------   -----------------   -----------------
Net increase (decrease) in Portfolio shares...         382,978             469,488              81,091             365,004
                                                -----------------   -----------------   -----------------   -----------------
                                                -----------------   -----------------   -----------------   -----------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

Variable Investment Trust                                                     85
--------------------------------------------------------------------------------

                                                       GE FIXED INCOME PORTFOLIO                GE MONEY MARKET PORTFOLIO
                                                -------------------------------------   -------------------------------------
                                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1996   DECEMBER 31, 1995
                                                -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................     $   296,905         $   295,024         $   251,469        $     281,628
  Net realized gain (loss) on investments,
     futures, written options, and foreign
     currency transactions....................         (20,781)            259,037                 (18)                  98
  Net increase (decrease) in unrealized
     appreciation/(depreciation)..............        (101,681)            144,377            --                  --
                                                -----------------   -----------------   -----------------   -----------------
  Net increase from operations................         174,443             698,438             251,451              281,726
                                                -----------------   -----------------   -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................        (296,905)           (301,130)           (245,602)            (287,593)
  Net realized gains..........................        (114,424)           (143,981)           --                  --
                                                -----------------   -----------------   -----------------   -----------------
Total distributions...........................        (411,329)           (445,111)           (245,602)            (287,593)
                                                -----------------   -----------------   -----------------   -----------------
Increase (decrease) in net assets from
   operations and distributions...............        (236,886)            253,327               5,849               (5,867)
                                                -----------------   -----------------   -----------------   -----------------

SHARE TRANSACTIONS:
  Proceeds from sale of shares................       2,351,196           7,347,507           6,445,298           15,872,664
  Value of distributions reinvested...........         405,749             321,567             242,158              271,852
  Cost of shares redeemed.....................        (403,559)         (4,671,206)         (7,413,133)         (11,048,347)
                                                -----------------   -----------------   -----------------   -----------------
Net increase (decrease) from
  share transactions..........................       2,353,386           2,997,868            (725,677)           5,096,169
                                                -----------------   -----------------   -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......       2,116,500           3,251,195            (719,828)           5,090,302

NET ASSETS
Beginning of year.............................       3,271,195              20,000           5,110,302               20,000
                                                -----------------   -----------------   -----------------   -----------------
End of year...................................     $ 5,387,695         $ 3,271,195         $ 4,390,474        $   5,110,302
                                                -----------------   -----------------   -----------------   -----------------
                                                -----------------   -----------------   -----------------   -----------------

Undistributed (overdistributed) net
  investment income, end of year..............     $    (3,063)        $      (109)        $     6,590        $         130
                                                -----------------   -----------------   -----------------   -----------------
                                                -----------------   -----------------   -----------------   -----------------

CHANGES IN PORTFOLIO SHARES:
Shares sold by subscription...................         193,912             599,669           6,445,298           15,872,664
Issued for distributions reinvested...........          34,209              25,466             242,158              271,852
Shares redeemed...............................         (33,870)           (365,823)         (7,413,133)         (11,048,347)
                                                -----------------   -----------------   -----------------   -----------------
Net increase (decrease) in Portfolio shares...         194,251             259,312            (725,677)           5,096,169
                                                -----------------   -----------------   -----------------   -----------------
                                                -----------------   -----------------   -----------------   -----------------




--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

86                                                     Variable Investment Trust
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Selected data based on a share outstanding throughout the periods indicated

                                                                                    GE U.S. EQUITY          GE INTERNATIONAL EQUITY
                                                                                      PORTFOLIO                   PORTFOLIO
                                                                               ------------------------    ------------------------
                                                                               12/31/96    12/31/95 (B)    12/31/96    12/31/95 (B)
                                                                               --------    ------------    --------    ------------
Net asset value, beginning of period.........................................  $ 19.27        $15.00        $17.37        $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income......................................................     0.34          0.46          0.08          0.21
  Net realized and unrealized gains (losses) on investments..................     3.90          4.87          2.70          2.45
                                                                               --------    ------------    --------    ------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...............................     4.24          5.33          2.78          2.66
                                                                               --------    ------------    --------    ------------

LESS DISTRIBUTIONS FROM:
  Net investment income......................................................     0.35          0.47          0.08          0.14
  Net realized gains.........................................................     2.05          0.59          1.73          0.15
                                                                               --------    ------------    --------    ------------
TOTAL DISTRIBUTIONS..........................................................     2.40          1.06          1.81          0.29
                                                                               --------    ------------    --------    ------------
NET ASSET VALUE, END OF PERIOD...............................................  $ 21.11        $19.27        $18.34        $17.37
                                                                               --------    ------------    --------    ------------
                                                                               --------    ------------    --------    ------------
TOTAL RETURN (A).............................................................    21.72 %       35.58%        16.10%        17.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)...................................  $18,027        $9,071        $8,205        $6,364
  Ratio of net investment income to average net assets*......................     1.80 %        2.10%         0.46%         0.88%
  Ratio of expenses to average net assets*...................................     0.80 %        0.80%         1.20%         1.20%
  Ratio of expenses to average net assets before voluntary expense
     limitation*.............................................................     0.88 %        1.03%         1.36%         1.35%
  Portfolio turnover rate....................................................       35 %          71%           26%           60%
  Average brokerage commissions (c)..........................................  $  .071           N/A        $ .048           N/A

------------
NOTES TO FINANCIAL HIGHLIGHTS
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.
(b) Information is for the period January 3, 1995, commencement of investment operations, through December 31, 1995.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

Variable Investment Trust                                                     87
--------------------------------------------------------------------------------

                                                                                   GE FIXED INCOME           GE MONEY MARKET
                                                                                      PORTFOLIO                 PORTFOLIO
                                                                               -----------------------   -----------------------
                                                                               12/31/96   12/31/95 (B)   12/31/96   12/31/95 (B)
                                                                               --------   ------------   --------   ------------
Net asset value, beginning of period.........................................   $12.53       $12.00       $ 1.00       $ 1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income......................................................     0.76         0.82         0.05         0.05
  Net realized and unrealized gains (losses) on investments..................    (0.43)        1.13         0.00         0.01
                                                                               --------   ------------   --------   ------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...............................     0.33         1.95         0.05         0.06
                                                                               --------   ------------   --------   ------------

LESS DISTRIBUTIONS FROM:
  Net investment income......................................................     0.76         0.84         0.05         0.06
  Net realized gains.........................................................     0.26         0.58         0.00         0.00
                                                                               --------   ------------   --------   ------------
TOTAL DISTRIBUTIONS..........................................................     1.02         1.42         0.05         0.06
                                                                               --------   ------------   --------   ------------
NET ASSET VALUE, END OF PERIOD...............................................   $11.84       $12.53       $ 1.00       $ 1.00
                                                                               --------   ------------   --------   ------------
                                                                               --------   ------------   --------   ------------
TOTAL RETURN (A).............................................................     2.92%       16.83%        4.87%        5.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)...................................   $5,388       $3,271       $4,390       $5,110
  Ratio of net investment income to average net assets*......................     6.37%        6.52%        4.88%        5.41%
  Ratio of expenses to average net assets*...................................     0.75%        0.75%        0.50%        0.50%
  Ratio of expenses to average net assets before voluntary expense
     limitation*.............................................................     1.03%        1.15%        0.93%        0.87%
  Portfolio turnover rate....................................................      222%         253%         N/A          N/A
  Average brokerage commissions (c)..........................................      N/A          N/A          N/A          N/A

------------
(c) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.
 *  Annualized for periods less than one year.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

88                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION OF THE PORTFOLIOS. Variable Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Trust was formed as a Massachusetts business trust pursuant to a Declaration of Trust (as amended) on February 25, 1994. The Declaration authorizes the Trust's Trustees to create separate series, each with an unlimited number of shares of beneficial interest. The Trust is comprised of five investment portfolios (the "Portfolios") only four of which are currently being offered through the Power Portfolio Variable Annuity, as follows: GE U.S. Equity Portfolio, GE International Equity Portfolio, GE Fixed Income Portfolio and GE Money Market Portfolio.

  Shares of the Trust are offered only to insurance company separate accounts that fund certain variable contracts. These insurance companies may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of each Portfolio. As of December 31, 1996, Great Northern Insured Annuity Corporation, an affiliated insurance company, controlled the Portfolios by ownership, through separate accounts, of virtually all of the Portfolios' shares of beneficial interest. The Trust may in the future offer shares of some or all of the Portfolios to variable life insurance separate accounts.

  The investment objective of GE U.S. Equity Portfolio is long-term growth of capital, which the Portfolio seeks to achieve through investment primarily in equity securities of U.S. companies. The investment objective of GE International Equity Portfolio is long-term growth of capital, which the Portfolio seeks to achieve by investing primarily in foreign equity securities. The investment objective of GE Fixed Income Portfolio is to seek maximum income consistent with prudent investment management and the preservation of capital, which the Portfolio seeks to achieve by investing in fixed income securities. The investment objective of GE Money Market Portfolio is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity, which the Portfolio seeks to achieve by investing in a defined group of short-term, U.S. dollar denominated money market instruments.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. The following summarizes the significant accounting policies of the Trust:

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

  SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations.

  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options that are written or purchased are valued using the mean between the

--------------------------------------------------------------------------------

Variable Investment Trust                                                     89
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED last asked and bid prices. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer.

  Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

  Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

  GE Money Market Portfolio values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

  Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

  FOREIGN CURRENCY. Accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

  The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, as a result of changes in exchange rates.

  INCOME TAXES. It is each Portfolio's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

  Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At December 31, 1996, the GE Fixed Income Portfolio had a capital loss carryover of $15,499 which expires December 31, 2004.

  Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

--------------------------------------------------------------------------------

90                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  INVESTMENT INCOME. Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts on taxable bonds are amortized to call or maturity date, whichever is shorter using the effective yield method.

  EXPENSES. Expenses of the Trust which are directly identifiable to a specific Portfolio are allocated to that Portfolio. Expenses which are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios. All expenses of the Portfolios are paid by the Investment Adviser and reimbursed by the Portfolios up to the voluntary expense limitations.

  DISTRIBUTIONS TO SHAREHOLDERS. GE Fixed Income Portfolio and GE Money Market Portfolio declare investment income dividends daily and pay monthly. GE U.S. Equity Portfolio and GE International Equity Portfolio declare and pay dividends of net investment income annually. All Portfolios declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Portfolios' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

  DEFERRED ORGANIZATIONAL COSTS. Organizational expenses applicable to the Portfolios have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.

  WHEN-ISSUED SECURITIES. The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous yields. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

  REPURCHASE AGREEMENTS. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolios. It is the policy of the Portfolios to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

--------------------------------------------------------------------------------

Variable Investment Trust                                                     91
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  FUTURES AND OPTIONS. The Portfolios, other than the GE Money Market Portfolio, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Portfolios may invest in these instruments for the following reasons: to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economically appropriate to reduce the risk inherent in the management of the Portfolio involved.

  Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the futures contract is closed. The Portfolio will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

  OTHER. There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

3.  FEES AND COMPENSATION PAID TO AFFILIATES.

  ADVISORY AND ADMINISTRATION FEES. Compensation of GEIM, the Portfolio's Investment Adviser and Administrator, a wholly owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Portfolio. Such advisory and administration fees are based on the annual rates listed in the table below. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory and administration fees) for each Portfolio as indicated in the following table:

                                                             ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                                                                ADVISORY AND          LIMITATION OF OTHER
                                                             ADMINISTRATION FEES      OPERATING EXPENSES
                                                             -------------------      -------------------
GE U.S Equity Portfolio.................................             .55%                     .25%
GE International EquityPortfolio........................             .85%                     .35%
GE Fixed Income Portfolio...............................             .50%                     .25%
GE Money Market Portfolio...............................             .30%                     .20%

--------------------------------------------------------------------------------

92                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  TRUSTEES' FEES. The Portfolios pay no compensation to their Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $5,000 and an additional fee of $500 for each Trustees' meeting attended.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION. Aggregate gross unrealized appreciation/
(depreciation) of investments for each Portfolio at December 31, 1996, were as follows:

                                                                   GROSS           GROSS            NET
                                                                 UNREALIZED      UNREALIZED      UNREALIZED
                                                                APPRECIATION    DEPRECIATION    APPRECIATION
                                                                ------------    ------------    ------------
GE U.S. Equity Portfolio.....................................    $3,179,954       $ 65,811       $3,114,143
GE International Equity Portfolio............................     1,952,034        287,333        1,664,701
GE Fixed Income Portfolio....................................        64,781         22,085           42,696

  The aggregate cost of each Portfolio's investments was substantially the same for book and federal income tax purposes at December 31, 1996.

5. OPTIONS. During the period ended December 31, 1996, the following option contracts were written:

                                                   GE U.S. EQUITY PORTFOLIO     GE U.S. FIXED PORTFOLIO
                                                   ------------------------     ------------------------
                                                      NUMBER                       NUMBER
                                                   OF CONTRACTS     PREMIUM     OF CONTRACTS     PREMIUM
                                                   ------------     -------     ------------     -------
Balance as of December 31, 1995................           --        $   --             --         $  --
Written........................................            8         2,638            204           199
Closed and Expired.............................           (5)       (1,585)          (204)         (199)
Exercised......................................           (3)       (1,053)            --            --

                                                    ---------       -------     ------------     -------
Balance as of December 31, 1996................           --        $   --             --         $  --


                                                    ---------       -------     ------------     -------
                                                    ---------       -------     ------------     -------

--------------------------------------------------------------------------------

Variable Investment Trust                                                     93
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
6. INVESTMENT TRANSACTIONS. The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations, short term securities and options, for the period ended December 31, 1996, were:

                                                           PURCHASES       SALES
                                                           ----------    ----------
GE U.S. Equity Portfolio................................   $9,298,619    $4,396,116
GE International Equity Portfolio.......................    2,467,371     1,872,654
GE Fixed Income Portfolio...............................    2,097,785     1,469,578

  The cost of purchases and the proceeds from sales of long term U.S. Government obligations for the period ended December 31, 1996, were:

                                                           PURCHASES       SALES
                                                          -----------    ----------
GE U.S. Equity Portfolio...............................   $   143,448    $   25,763
GE Fixed Income Portfolio..............................    10,359,335     8,439,574

--------------------------------------------------------------------------------

94                                                     Variable Investment Trust
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Variable Investment Trust

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GE U.S. Equity Portfolio, GE International Equity Portfolio, GE Fixed Income Portfolio and GE Money Market Portfolio, each a portfolio of Variable Investment Trust (the "Trust"), at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 11, 1997

--------------------------------------------------------------------------------

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